                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                           REGISTRATION NO. 333-76407
                         POST-EFFECTIVE AMENDMENT NO. 5

                                       AND

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                            REGISTRATION NO. 811-9293
                         POST EFFECTIVE AMENDMENT NO. 5

                        DAVIS VARIABLE ACCOUNT FUND, INC.
                        2949 East Elvira Road, Suite 101
                              Tucson, Arizona 85706
                                (1-505-820-3000)


Agents For Service:                       Thomas D. Tays, Esq.
                                          Davis Selected Advisers, L.P.
                                          2949 East Elvira Road, Suite 101
                                          Tucson, Arizona 85706
                                          1-520-434-3771

                                                     -or-

                                          Arthur Don, Esq.
                                          D'Ancona & Pflaum
                                          111 East Wacker Drive
                                          Suite 2800
                                          Chicago IL 60601-4205
                                          (1-312-602-2048)

It is proposed that this filing will become effective:

       [ ]    Immediately upon filing pursuant to paragraph (b)
       [x]    On May 1, 2002, pursuant to paragraph (b)
       [ ]    60 days after filing pursuant to paragraph (a)(1)
       [ ]    On _____, pursuant to paragraph (a)(1) of Rule 485
       [ ]    75 days after filing pursuant to paragraph (a)(2)
       [ ]    On________, pursuant to paragraph (a)(2) of Rule 485


Title of Securities being Registered:  Common Stock of:
                                       ---------------

                  DAVIS VALUE PORTFOLIO;
                  DAVIS FINANCIAL PORTFOLIO; AND
                  DAVIS REAL ESTATE PORTFOLIO

May 1, 2002



DAVIS VALUE PORTFOLIO
DAVIS FINANCIAL PORTFOLIO
DAVIS REAL ESTATE PORTFOLIO

(PORTFOLIOS OF DAVIS VARIABLE ACCOUNT FUND, INC.)










The Securities and Exchange Commission has neither approved nor disapproved of these securities, nor has it determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

[Davis Funds logo with "Over 30 Years of Reliable Investing" tagline]

--------------------------------------------------------------------------------


This prospectus contains important information. Please read it carefully before investing and keep it for future reference.

These Funds are sold exclusively to insurance company separate accounts for variable annuity and variable life insurance contracts.

Shares of these Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

DAVIS VALUE PORTFOLIO                                                          1
         Investment Objective and Principal Investment Strategies
         Principal Risks of Investing in Davis Value Portfolio
         Performance Information


DAVIS FINANCIAL PORTFOLIO                                                      3
         Investment Objective and Principal Investment Strategies
         Principal Risks of Investing in Davis Financial Portfolio
         Performance Information


DAVIS REAL ESTATE PORTFOLIO                                                    6
         Investment Objective and Principal Investment Strategies
         Principal Risks of Investing in Davis Real Estate Portfolio
         Performance Information


DAVIS MANAGEMENT                                                               9
         Davis Selected Advisers, L.P. ("Davis Advisors")
         The Davis Investment Philosophy
         Performance History
         Compensation
         Investment Professionals


OTHER INFORMATION                                                             13
         Privacy Notice
         Purchase and Redemption of Shares
         Pricing of Shares
         Taxes
         Dividends and Distributions
         Financial Highlights


OBTAINING ADDITIONAL INFORMATION            [BACK COVER]

DAVIS VALUE PORTFOLIO


INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Davis Value Portfolio's investment objective is long-term growth of capital. Under normal circumstances the Fund invests the majority of its assets in equity securities issued by companies with market capitalizations of at least $10 billion that we believe are of high quality and whose shares are selling at attractive prices. We select stocks with the intention of holding them for the long term. We believe that managing risk is the key to delivering superior long-term investment results; therefore, we consider how much could potentially be lost on an investment before considering how much might be gained.

You can find more detailed information about our investment philosophy in the section called THE DAVIS INVESTMENT PHILOSOPHY.


PRINCIPAL RISKS OF INVESTING IN DAVIS VALUE PORTFOLIO

If you buy shares of Davis Value Portfolio, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

o MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

o COMPANY RISK. The market values of a common stock vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company's stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which the Fund invests largely determines the Fund's long-term performance.

o SELECTION RISK. Selection risk is the risk that the securities we select for the Fund will underperform our benchmark or other funds with similar investment objectives and strategies. At times, we may increase the proportion of the Fund's investments in a particular industry compared to the weighting of that industry in the S&P 500(R) Index, which the Fund uses as a performance benchmark. To the extent that the Fund increases its emphasis on stocks in a particular industry, its share values may fluctuate in response to events affecting that industry, such as changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others.

MAY 1, 2002, PROSPECTUS    o    page 1     o   DAVIS VARIABLE ACCOUNT FUND, INC.

PERFORMANCE INFORMATION

The following bar chart and table provide an indication of the risks of investing in Davis Value Portfolio. The Fund's past performance is not necessarily an indication of its future performance. The bar chart and performance table shown do not reflect charges at the separate account level. If they did, the performance shown would be lower.


                              DAVIS VALUE PORTFOLIO
                             TOTAL RETURN SINCE 2000
                               (as of December 31)


                                  [bar chart]


                            9.30%               (10.39)%
                       -----------------------------------
                            2000                  2001



                       During the period shown in the bar
                       chart, the highest quarterly return was
                       10.73% for the fourth quarter of 2001,
                       and the worst quarterly return was
                       (13.44)% for the third quarter of 2001.
                       Year-to-date performance as of March 31, 2002 (unannualized) was (0.61)%.




                              DAVIS VALUE PORTFOLIO
                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2001)

-----------------------------------------------------------------------------
                                            Past 1 Year         Life of Fund
                                                               (July 1, 1999)
-----------------------------------------------------------------------------
DAVIS VALUE PORTFOLIO                       (10.39)%              0.21%
-----------------------------------------------------------------------------
S&P 500(R)INDEX(1)                          (11.89)%             (5.92)%
-----------------------------------------------------------------------------

(1) The Standard & Poor's 500(R)Index is a broad-based index of common stocks frequently used as a general measure of U.S. stock market performance.


MAY 1, 2002, PROSPECTUS    o    page 2     o   DAVIS VARIABLE ACCOUNT FUND, INC.

DAVIS FINANCIAL PORTFOLIO


INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Davis Financial Portfolio's investment objective is long-term growth of capital. Under normal circumstances the Fund invests at least 65% of its total assets in securities issued by companies "principally engaged" in the financial services sector. Beginning July 31, 2002, this percentage will change to 80% of its net assets plus any borrowing for investment purposes.

A company is "principally engaged" in financial services if it owns financial services-related assets that constitute at least 50% of the value of all of its assets, or if it derives at least 50% of its revenues from providing financial services. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

Davis Selected Advisers, L.P. ("Davis Advisors") uses the Davis investment philosophy to select common stock of quality, overlooked growth companies at value prices and to hold them for the long term. Intensive research allows us to identify financial companies we believe to be of high quality whose shares are selling at attractive prices. We believe that managing risk is the key to delivering superior long-term investment results; therefore, we consider how much potentially could be lost on an investment before considering how much might be gained.

You can find more detailed information about our investment philosophy in the section called THE DAVIS INVESTMENT PHILOSOPHY.


PRINCIPAL RISKS OF INVESTING IN DAVIS FINANCIAL PORTFOLIO

If you buy shares of Davis Financial Portfolio, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

o MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the company.

o COMPANY RISK. The market values of a common stock vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company's stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which the Fund invests largely determines the Fund's long-term performance.

o SELECTION RISK. Selection risk is the risk that the securities we select for the Fund will underperform our benchmark or other funds with similar investment objectives and strategies.




MAY 1, 2002, PROSPECTUS    o    page 3     o   DAVIS VARIABLE ACCOUNT FUND, INC.

o CONCENTRATED FINANCIAL SERVICES PORTFOLIO. Davis Financial Portfolio invests principally in a single market sector, and any fund that has a concentrated portfolio is particularly vulnerable to the risks of its target sector. Risks of investing in the financial services sector include:

     o REGULATORY ACTIONS. Financial services companies may suffer a setback if regulators change the rules under which they operate.

     o CHANGES IN INTEREST RATES. Unstable interest rates can have a disproportionate effect on the financial services sector.

     o CONCENTRATION OF LOANS. Financial services companies whose securities Davis Financial Portfolio purchases may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry.

     o COMPETITION. The financial services sector has become increasingly competitive.



MAY 1, 2002, PROSPECTUS    o    page 4     o   DAVIS VARIABLE ACCOUNT FUND, INC.

PERFORMANCE INFORMATION

The following bar chart and table provide an indication of the risks of investing in Davis Financial Portfolio. The Fund's past performance is not necessarily an indication of its future performance. The bar chart and performance table shown do not reflect charges at the separate account level. If they did, the performance shown would be lower.



                            DAVIS FINANCIAL PORTFOLIO
                             TOTAL RETURN SINCE 2000
                               (as of December 31)


                                  [bar chart]


                           30.97%            (10.37)%
                        --------------------------------
                            2000               2001


                        During the period shown in the bar
                        chart, the highest quarterly return
                        was 16.42% for the third quarter of
                        2000, and the worst quarterly return was (15.81)% for the third quarter of 2001. Year-to-date performance as of March 31, 2002 (unannualized) was 0.28%.



                            DAVIS FINANCIAL PORTFOLIO
                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2001)

--------------------------------------------------------------------------------
                                          Past 1 Year        Life of Fund
                                                             (July, 1999)
--------------------------------------------------------------------------------
DAVIS FINANCIAL PORTFOLIO                 (10.37)%               3.48%
--------------------------------------------------------------------------------
S&P 500(R)INDEX(1)                        (11.89)%              (5.92)%
--------------------------------------------------------------------------------

(1) The Standard & Poor's 500(R)Index is a broad-based index of common stocks frequently used as a general measure of U.S. stock market performance.


MAY 1, 2002, PROSPECTUS    o    page 5     o   DAVIS VARIABLE ACCOUNT FUND, INC.

DAVIS REAL ESTATE PORTFOLIO


INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Davis Real Estate Portfolio's investment objective is total return through a combination of growth and income. Under normal circumstances the Fund invests at least 65% of its total assets in securities issued by companies "principally engaged" in the real estate industry. Beginning July 31, 2002, this percentage will change to 80% of its net assets plus any borrowing for investment purposes.

A company is "principally engaged" in the real estate industry if it owns real estate or real estate-related assets that constitute at least 50% of the value of all of its assets, or if it derives at least 50% of its revenues or net profits from owning, financing, developing, managing or selling real estate, or from offering products or services that are related to real estate. Issuers of real estate securities include real estate investment trusts (known as "REITs"), brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies.

Most of Davis Real Estate Portfolio's real estate securities are, and likely will continue to be, interests in REITs. REITs pool investors' funds to make real estate-related investments, such as buying interests in income-producing property or making loans to real estate developers.

Davis Selected Advisers, L.P. ("Davis Advisors") uses the Davis investment philosophy to select common stock of quality, overlooked growth companies at value prices and hold them for the long term. Intensive research allows us to identify real estate companies we believe to be of high quality whose shares are selling at attractive prices. We believe that managing risk is the key to delivering superior long-term investment results; therefore, we consider how much could potentially be lost on an investment before considering how much might be gained.

You can find more detailed information about our investment philosophy in the section called THE DAVIS INVESTMENT PHILOSOPHY.


PRINCIPAL RISKS OF INVESTING IN DAVIS REAL ESTATE PORTFOLIO

There is a risk that you could lose all or a portion of your investment in Davis Real Estate Portfolio. The value of your investment in the Fund will vary with the prices of the securities in which the Fund invests. This section describes what we think are the most significant factors that can cause Davis Real Estate Portfolio's performance to suffer.

o MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

o COMPANY RISK. The market values of a common stock vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company's stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which the Fund invests largely determines the Fund's long-term


MAY 1, 2002, PROSPECTUS    o    page 6     o   DAVIS VARIABLE ACCOUNT FUND, INC.

     performance. Many real estate companies are small- and medium-capitalization companies. Investing in small- and medium-capitalization companies may be more risky than investing in large-capitalization companies. Smaller companies typically have more limited markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

o SELECTION RISK. Selection risk is the risk that the securities we select for the Fund will underperform our benchmark or other funds with similar investment objectives and strategies.

o FOCUSED PORTFOLIO RISK. The Fund is allowed to focus its investments in fewer companies than a fund that is required to diversify its portfolio. Should the portfolio manager determine that it is prudent to focus the Fund's portfolio in a few companies, the portfolio may be subject to greater volatility and risk and the Fund's investment performance, both good and bad, is expected to reflect the economic performance of the few companies on which the fund focuses.

o CONCENTRATED REAL ESTATE PORTFOLIO RISK. The Fund invests principally in one industry. Any fund that has a concentrated portfolio is particularly vulnerable to the risks of its selected industry. Real estate securities are susceptible to the many risks associated with the direct ownership of real estate, including:

     o Declines in property values--because of changes in the economy or the surrounding area or because a particular region has become less appealing to tenants.

     o Increases in property taxes, operating expenses, interest rates or competition.

     o   Overbuilding.

     o   Changes in zoning laws.

     o   Losses from casualty or condemnation.


PERFORMANCE INFORMATION

The following bar chart and table provide an indication of the risks of investing in Davis Real Estate Portfolio. The Fund's past performance is not necessarily an indication of its future performance. The bar chart and performance table shown do not reflect charges at the separate account level. If they did, the performance shown would be lower.



MAY 1, 2002, PROSPECTUS    o    page 7     o   DAVIS VARIABLE ACCOUNT FUND, INC.

                           DAVIS REAL ESTATE PORTFOLIO
                             TOTAL RETURN SINCE 2000
                               (as of December 31)


                                  [bar chart]


                           23.33%              5.50%
                        --------------------------------
                            2000               2001





                        During the period shown in the bar
                        chart, the highest quarterly return was
                        10.93% for the second quarter of 2000,
                        and the worst quarterly return was
                        (5.37)% for the third quarter of 2001.
                        Year-to-date performance as of March 31, 2002 (unannualized) was 7.44%.


                           DAVIS REAL ESTATE PORTFOLIO
                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2001)

--------------------------------------------------------------------------------
                                          Past 1 Year        Life of Fund
                                                             (July, 1999)
--------------------------------------------------------------------------------
DAVIS REAL ESTATE PORTFOLIO                  5.50%               6.12%
--------------------------------------------------------------------------------
WILSHIRE REAL ESTATE SECURITIES INDEX(1)    10.45%              11.40%
--------------------------------------------------------------------------------
S&P 500(R)INDEX(2)                         (11.89)%             (5.92)%
--------------------------------------------------------------------------------

(1) The Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts and Real Estate Operating Companies.

(2) The Standard & Poor's 500(R)Index is a broad-based index of common stocks frequently used as a general measure of U.S. stock market performance.


                        DAVIS REAL ESTATE PORTFOLIO YIELD
                    (for the period ended December 31, 2001)


           ---------------------------------------------------------
                 30-DAY SEC YIELD                   4.28%
           ---------------------------------------------------------

           You can obtain Davis Real Estate Portfolio's most recent 30-day SEC Yield by calling us toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern Standard Time.


MAY 1, 2002, PROSPECTUS    o    page 8     o   DAVIS VARIABLE ACCOUNT FUND, INC.

DAVIS MANAGEMENT


DAVIS SELECTED ADVISERS, L.P. ("DAVIS ADVISORS")

Davis Advisors serves as the investment adviser for each of the Davis Funds, including Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio. Davis Advisors' offices are located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Davis Advisors provides investment advice for the Davis Funds, manages their business affairs and provides day-to-day administrative services. Davis Advisors also serves as investment adviser for other mutual funds and institutional and individual clients.

Davis Selected Advisers - NY, Inc. ("Sub-Adviser") serves as the sub-adviser for each of the Davis Funds, including Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio. The Sub-Adviser's offices are located at 609 Fifth Avenue, New York, New York 10017. The Sub-Adviser provides investment management and research services for the Davis Funds and other institutional clients, and is a wholly owned subsidiary of Davis Advisors. The Sub-Adviser's fee is paid by Davis Advisors, not the Davis Funds.


THE DAVIS INVESTMENT PHILOSOPHY

Each of the Davis Funds is managed using the Davis investment philosophy, which stresses a back-to-basics approach. We use extensive research to buy growing companies at value prices and hold on to them for the long term. We look for companies with sustainable growth rates selling at modest price-earnings multiples that we hope will expand as other investors recognize the companies' true worth.

Over the years, Davis Advisors has developed a list of 10 characteristics that we believe allow companies to sustain long-term growth and minimize risks to enhance their potential for superior long-term returns. Although few companies exhibit all 10 characteristics, we search for those possessing:

     1.   EXCELLENT MANAGEMENT.

     2.   MANAGERS WHO OWN STOCK IN THEIR OWN COMPANY.

     3.   STRONG RETURNS ON INVESTMENTS OF ITS CAPITAL.

     4.   A LEAN EXPENSE STRUCTURE.

     5.   A DOMINANT OR GROWING MARKET SHARE IN A GROWING MARKET.

     6.   A PROVEN RECORD AS AN ACQUIRER.

     7.   A STRONG BALANCE SHEET.

     8.   PRODUCTS OR SERVICES THAT ARE NOT LIKELY TO BECOME OBSOLETE.

     9.   SUCCESSFUL INTERNATIONAL OPERATIONS.

     10.  INNOVATION IN ALL ASPECTS OF OPERATIONS.


MAY 1, 2002, PROSPECTUS    o    page 9     o   DAVIS VARIABLE ACCOUNT FUND, INC.

We emphasize individual stock selection and believe that the ability to evaluate management is critical. We routinely visit the managers at their places of business in order to gain insight into the relative value of different businesses.


PERFORMANCE HISTORY

Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio first were offered to the public on July 1, 1999. However, Davis Advisors has been managing accounts in similar styles for a number of years. The performance results presented in the tables that follow should not be considered predictive of the future performance of the Funds. THE FUNDS' PERFORMANCE MAY BE EITHER HIGHER OR LOWER THAN THE COMPOSITES PRESENTED AS FOLLOWS.

The performance histories presented as follows for Davis Large Cap Value Composite, Davis Financial Composite and Davis Real Estate Composite include all accounts with investment objectives, policies and strategies substantially similar (although not necessarily identical) to those used by Davis Advisors in managing the Davis Value Portfolio, Davis Financial Portfolio or Davis Real Estate Portfolio, respectively. Mutual funds and private accounts also may be included in the performance histories. Private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, might adversely affect the performance results.

The performance histories compare the Davis Large Cap Value Composite, Davis Financial Composite and Davis Real Estate Composite on an annualized asset-weighted basis against the S&P 500(R) Index (and also the Wilshire Real Estate Securities Index for Davis Real Estate Portfolio). Composite performance is presented net of the Funds' annual operating expenses of 1%. Davis Advisors is contractually committed to waive fees and/or reimburse the Funds' expenses to the extent necessary to cap total annual fund operating expenses at 1% until May 1, 2003; after that date, there is no assurance that expenses will be capped. What the Funds' expense ratios would have been without the expense caps is discussed in the Financial Highlights table. Each Composite performance is computed using an internal time-weighted rate of return for each account (including every private account and mutual fund in the composite) weighted for the relative size of each account using beginning-of-period values.

The insurance company's charges would have lowered the following Composite Returns. The calculation used to measure the performance of a composite is different from the standardized SEC method used to measure the performance of a single mutual fund. The S&P 500(R) Index is a widely recognized broad-based index of large-capitalization stock performance.


MAY 1, 2002, PROSPECTUS    o    page 10    o   DAVIS VARIABLE ACCOUNT FUND, INC.

THE FOLLOWING PERFORMANCE INFORMATION FOR DAVIS ADVISORS DOES NOT REPRESENT THE PERFORMANCE OF DAVIS VALUE PORTFOLIO, DAVIS FINANCIAL PORTFOLIO OR DAVIS REAL ESTATE PORTFOLIO.


DAVIS LARGE CAP VALUE COMPOSITE RETURNS
(for the periods ended December 31, 2001)


---------------------------------------------------------------------------------------------------------------
                                   Past 1 Year       Past 5 Years    Past 10 Years    Since January 1, 1970
---------------------------------------------------------------------------------------------------------------
DAVIS LARGE CAP                     (11.65)%           12.05%           14.72%                13.84%
  VALUE COMPOSITE
---------------------------------------------------------------------------------------------------------------
S&P 500(R)INDEX                     (11.89)%           10.70%           12.94%                12.03%
---------------------------------------------------------------------------------------------------------------

As of December 31, 2001, the composite included 129 accounts with aggregate assets of $33.9 billion.


DAVIS FINANCIAL COMPOSITE RETURNS
(for the periods ended December 31, 2001)

---------------------------------------------------------------------------------------------------------------
                                   Past 1 Year       Past 5 Years    Past 10 Years    Since January 1, 1992
---------------------------------------------------------------------------------------------------------------
DAVIS FINANCIAL COMPOSITE            (9.24)%             14.61%           19.25%                19.25%
---------------------------------------------------------------------------------------------------------------
S&P 500(R)INDEX                     (11.89)%             10.70%           12.94%                12.94%
---------------------------------------------------------------------------------------------------------------


As of December 31, 2001, the composite included nine accounts with aggregate assets of approximately $1.3 billion.


DAVIS REAL ESTATE COMPOSITE RETURNS
(for the periods ended December 31, 2001)


---------------------------------------------------------------------------------------------------------------
                                   Past 1 Year       Past 5 Years    Past 10 Years    Since January 1, 1992
---------------------------------------------------------------------------------------------------------------
DAVIS REAL ESTATE COMPOSITE           5.81%              7.28%           5.54%                  11.46%
---------------------------------------------------------------------------------------------------------------
WILSHIRE REAL ESTATE                 10.45%             11.82%           6.69%                  11.55%
  SECURITIES INDEX
---------------------------------------------------------------------------------------------------------------
S&P 500(R)INDEX                     (11.89)%            (1.02)%         10.70%                  15.92%
---------------------------------------------------------------------------------------------------------------

As of December 31, 2001, the Davis Real Estate Composite included 10 accounts with aggregate assets of $460 million.


COMPENSATION

Davis Advisors' compensation for its services (based on average net assets) was as follows:

         Davis Value Portfolio....................... 0.75%
         Davis Financial Portfolio................... 0.75%
         Davis Real Estate Portfolio................. 0.75%



MAY 1, 2002, PROSPECTUS    o    page 11    o   DAVIS VARIABLE ACCOUNT FUND, INC.

INVESTMENT PROFESSIONALS

SHELBY M.C. DAVIS serves as Senior Research Adviser and Founder of Davis Advisors. He previously served as Davis New York Venture Fund's Portfolio Manager from its inception in 1969 to February 1997 and served as President of the Davis Funds until March 2000. The Davis Funds are a family of mutual funds managed by Davis Advisors, including Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio.

CHRISTOPHER C. DAVIS has served as Portfolio Manager of Davis Value Portfolio and Davis Financial Portfolio with Kenneth Charles Feinberg since inception of the Funds on July 1, 1999, and also manages other equity funds advised by Davis Advisors. He has served as Portfolio Manager of various equity funds managed by Davis Advisors since October 1995. Mr. Davis served as Assistant Portfolio Manager and research analyst working with Shelby M.C. Davis from September 1989 to September 1995.

KENNETH CHARLES FEINBERG has served as Portfolio Manager of Davis Value Portfolio and Davis Financial Portfolio with Christopher C. Davis since the inception of the Funds on July 1, 1999, and also manages other equity funds advised by Davis Advisors. He has served as Portfolio Manager of various equity funds managed by Davis Advisors since May 1997. Mr. Feinberg started with Davis Advisors as a research analyst in December 1994.

ANDREW A. DAVIS has served as Portfolio Manager of Davis Real Estate Portfolio since its inception on July 1, 1999, and also manages other Davis equity funds. He has served as Portfolio Manager of various equity funds managed by Davis Advisors since January 1994.




MAY 1, 2002, PROSPECTUS    o    page 12    o   DAVIS VARIABLE ACCOUNT FUND, INC.

OTHER INFORMATION


PRIVACY NOTICE

While you generally will be dealing with a broker-dealer or an insurance company, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our funds, to open an account for you or to process a transaction. In order to service your account and effect your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We also may provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.


PURCHASE AND REDEMPTION OF SHARES

We ordinarily effect orders to purchase and redeem shares at the Funds' next computed net asset value after we have received an order. Life insurance companies participating in the Funds serve as our designee for receiving orders of separate accounts that invest in the Funds.

The Funds have adopted a plan under Rule 12b-1 allowing the payment of up to 0.25% for distribution expenses. If, in the future, the Funds begin making payments under the plan, then these fees would be paid out of the Funds' assets on an ongoing basis. Over time, these fees would increase the cost of your investment and may cost you more than paying other types of sales charges. Currently the Funds do not intend to make any payments under this plan.


PRICING OF SHARES

Net asset values for all Davis Funds are determined each business day. A business day is any day the New York Stock Exchange is open for trading. We calculate net asset value either at the close of the Exchange or at 4 p.m. Eastern Standard Time, whichever comes first. Securities that trade on an organized exchange are valued at the last published sales price on the exchange. If no sales are recorded, the securities are valued at the average of the closing bid and asked prices on the exchange. Over-the-counter securities are valued at the average of closing bid and asked prices. Debt securities purchased with a maturity of 60 days or less usually are valued at amortized cost. Longer-term debt securities may be valued by an independent pricing service. Securities with unavailable market quotations and other assets are valued at "fair value" as determined by the Board of Directors.



MAY 1, 2002, PROSPECTUS    o    page 13    o   DAVIS VARIABLE ACCOUNT FUND, INC.

If any of the Funds' securities are traded in markets that close at different times, events affecting portfolio values that occur between the time their prices are determined and the time the Funds' shares are priced generally will not be reflected in the Funds' share prices. The net asset value of the Funds' shares may change on days when shareholders will not be able to purchase or redeem the Funds' shares.

Securities denominated in foreign currencies and traded in foreign markets will have their value converted into U.S. dollar equivalents at the prevailing market rate as computed by State Street Bank and Trust Company, our custodian bank. Fluctuation in the value of foreign currencies in relation to the U.S. dollar may affect the net asset value of the Funds' shares even if there has not been any change in the foreign currency price of the Funds' investments.


TAXES

Each of the Funds have elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Funds continue to qualify as regulated investment companies and comply with the appropriate provisions of the Code, they will pay no federal income taxes on the amounts they distribute.

Because the Funds' shareholders are insurance companies (such as the one that issues your contract), no discussion of the federal income tax consequences to shareholders is included herein. For information about the federal income tax consequences of purchasing the contracts, see the prospectus for your contract.


DIVIDENDS AND DISTRIBUTIONS

Davis Value Portfolio and Davis Financial Portfolio generally declare and pay annually dividends and short- and long-term capital gains, if any. Davis Real Estate Portfolio generally declares and pays dividends quarterly, and short-term and long-term capital gains, if any, annually. All dividends and capital gains are paid to separate accounts of participating insurance companies. At the election of these companies, dividends and distributions automatically are reinvested at net asset value in shares of the Funds.


FINANCIAL HIGHLIGHTS

The following tables are designed to show you the financial performance of Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio for the years 2001 and 2000 and the period from July 1, 1999 (commencement of operations) through December 31, 1999, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share.

The information has been audited by KPMG LLP. KPMG LLP's report, along with the Funds' financial statements, is included in the annual report, which is available upon request.



MAY 1, 2002, PROSPECTUS    o    page 14    o   DAVIS VARIABLE ACCOUNT FUND, INC.

                              DAVIS VALUE PORTFOLIO
                              FINANCIAL HIGHLIGHTS

                                                                                      JULY 1, 1999
                                                                                   (COMMENCEMENT OF
                                                                                      OPERATIONS)
                                                                                        THROUGH
                                                          YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                                           2001            2000           1999
                                                          ------          ------         ------

NET ASSET VALUE, BEGINNING OF PERIOD ..........           $11.06          $10.25         $10.00
                                                          ------          ------         ------

INCOME FROM INVESTMENT OPERATIONS
     NET INVESTMENT INCOME ....................             0.04            0.03           0.01
     NET REALIZED AND UNREALIZED GAINS (LOSSES)            (1.19)           0.92           0.25
                                                          ------          ------         ------
         TOTAL FROM INVESTMENT OPERATIONS .....            (1.15)           0.95           0.26

DIVIDENDS AND DISTRIBUTIONS
     DIVIDENDS FROM NET INVESTMENT INCOME .....            (0.04)          (0.03)         (0.01)
     RETURN OF CAPITAL ........................               --(3)           --(3)          --(3)
     DISTRIBUTIONS FROM REALIZED GAINS ........               --           (0.11)            --
                                                          ------          ------         ------
         TOTAL DIVIDENDS AND DISTRIBUTIONS ....            (0.04)          (0.14)         (0.01)
                                                          ------          ------         ------

NET ASSET VALUE, END OF PERIOD ................            $9.87          $11.06         $10.25
                                                          ======          ======         ======

TOTAL RETURN(1) ...............................           (10.39)%          9.30%          2.64%

RATIOS/SUPPLEMENTAL DATA
     NET ASSETS, END OF PERIOD (000 OMITTED) ..         $278,958        $120,209        $12,668
     RATIO OF EXPENSES TO AVERAGE NET ASSETS ..             0.87%           1.00%(4)       1.00%(4)*
     RATIO OF NET INVESTMENT INCOME TO
         AVERAGE NET ASSETS ...................             0.55%           0.73%          0.43%*
     PORTFOLIO TURNOVER RATE(2) ...............               18%             10%             5%

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

2 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

3  Less than $0.005 per share.

4 Had Davis Advisors not absorbed certain expenses the ratio of expenses to average net assets would have been 1.01% and 2.29% for 2000 and 1999, respectively.

*  Annualized.

MAY 1, 2002, PROSPECTUS    o    page 15    o   DAVIS VARIABLE ACCOUNT FUND, INC.

                            DAVIS FINANCIAL PORTFOLIO
                              FINANCIAL HIGHLIGHTS

                                                                               JULY 1, 1999
                                                                             (COMMENCEMENT OF
                                                                                OPERATIONS)
                                                                                  THROUGH
                                                    YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                                    2001              2000          1999
                                                   ------            ------       ------
NET ASSET VALUE, BEGINNING OF PERIOD ..........    $11.91            $ 9.26        $10.00
                                                   ------            ------       ------

INCOME FROM INVESTMENT OPERATIONS
     NET INVESTMENT INCOME ....................       --               0.01         0.02
     NET REALIZED AND UNREALIZED GAINS (LOSSES)     (1.24)             2.84        (0.74)
                                                   ------            ------       ------
         TOTAL FROM INVESTMENT OPERATIONS .....     (1.24)             2.85        (0.72)

DIVIDENDS AND DISTRIBUTIONS
     DIVIDENDS FROM NET INVESTMENT INCOME .....      --(3)            (0.01)       (0.02)
     RETURN OF CAPITAL ........................      --(3)             --(3)        --(3)
     DISTRIBUTIONS FROM REALIZED GAINS ........      --               (0.19)        --
                                                   ------            ------       ------
         TOTAL DIVIDENDS AND DISTRIBUTIONS ....      --               (0.20)       (0.02)
                                                   ------            ------       ------

NET ASSET VALUE, END OF PERIOD ................    $10.67            $11.91       $ 9.26
                                                   ======            ======       ======

TOTAL RETURN(1)................................    (10.37)%           30.97%       (7.17)%

RATIOS/SUPPLEMENTAL DATA
     NET ASSETS, END OF PERIOD (000 OMITTED) ..   $24,587          $14,770        $3,471
     RATIO OF EXPENSES TO AVERAGE NET ASSETS ..      1.00%(4)         1.00%(4)      1.02%(4,5)*
     RATIO OF NET INVESTMENT INCOME TO
         AVERAGE NET ASSETS ...................      0.04%            0.18%         0.76%*
     PORTFOLIO TURNOVER RATE(2) ...............        24%              26%            9%

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

2 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

3  Less than $0.005 per share.

4 Had Davis Advisors not absorbed certain expenses the ratio of expenses to average net assets would have been 1.04%, 1.55% and 4.26% for 2001, 2000 and 1999, respectively.

5 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.00% for 1999.

*  Annualized.


MAY 1, 2002, PROSPECTUS    o    page 16    o   DAVIS VARIABLE ACCOUNT FUND, INC.

                           DAVIS REAL ESTATE PORTFOLIO
                              FINANCIAL HIGHLIGHTS

                                                                                        JULY 1, 1999
                                                                                      (COMMENCEMENT OF
                                                                                        OPERATIONS)
                                                                                          THROUGH
                                                          YEAR ENDED DECEMBER 31,       DECEMBER 31,
                                                          2001             2000             1999
                                                         ------           ------           ------

NET ASSET VALUE, BEGINNING OF PERIOD ..........          $10.38           $ 8.71           $10.00
                                                         ------           ------           ------
INCOME FROM INVESTMENT OPERATIONS
     NET INVESTMENT INCOME ....................            0.36             0.33             0.18
     NET REALIZED AND UNREALIZED GAINS (LOSSES)            0.19             1.67            (1.26)
                                                         ------           ------           ------
         TOTAL FROM INVESTMENT OPERATIONS .....            0.55             2.00            (1.08)

DIVIDENDS AND DISTRIBUTIONS
     DIVIDENDS FROM NET INVESTMENT INCOME .....           (0.36)           (0.33)           (0.18)
     RETURN OF CAPITAL ........................           (0.07)         --                 (0.03)
     DISTRIBUTIONS FROM REALIZED GAINS ........           (0.11)         --               --
     DISTRIBUTIONS IN EXCESS OF
         NET INVESTMENT INCOME ................           (0.04)         --               --
                                                         ------           ------           ------
         TOTAL DIVIDENDS AND DISTRIBUTIONS ....           (0.58)           (0.33)           (0.21)
                                                         ------           ------           ------

NET ASSET VALUE, END OF PERIOD ................          $10.35           $10.38           $ 8.71
                                                         ======           ======           ======

TOTAL RETURN(1) .................................          5.50%           23.33%          (10.79)%

RATIOS/SUPPLEMENTAL DATA
     NET ASSETS, END OF PERIOD (000 OMITTED) ..         $10,029           $4,853             $610
     RATIO OF EXPENSES TO AVERAGE NET ASSETS ..            1.00%(3)         1.07%(3,4)       1.21%(3,4)*
     RATIO OF NET INVESTMENT INCOME TO
         AVERAGE NET ASSETS ...................            3.70%            4.31%            4.41%*
     PORTFOLIO TURNOVER RATE(2) ...............              45%              16%              21%

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

2 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

3 Had Davis Advisors not absorbed certain expenses the ratio of expenses to average net assets would have been 1.39%, 3.15% and 11.91% for 2001, 2000 and 1999, respectively.

4 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.00% for 2000 and 1999.

*  Annualized.

MAY 1, 2002, PROSPECTUS    o    page 17    o   DAVIS VARIABLE ACCOUNT FUND, INC.

DAVIS SELECTED ADVISERS, L.P.
2949 EAST ELVIRA ROAD
SUITE 101
TUCSON, AZ 85706
www.davisfunds.com





OBTAINING ADDITIONAL INFORMATION

For more information about the Funds, request a free copy of the Statement of Additional Information or Annual or Semi-Annual Report. The STATEMENT OF ADDITIONAL INFORMATION provides more detailed information about the Funds and their management and operations. The ANNUAL REPORT discusses the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. The SEMI-ANNUAL REPORT updates information provided in the Annual Report for the succeeding six months.

The Funds' Statement of Additional Information and Annual Report have been filed with the Securities and Exchange Commission, are incorporated by reference, and are legally a part of this prospectus.

WHERE YOU CAN GET THESE DOCUMENTS:

o FROM YOUR INSURANCE COMPANY OR YOUR ACCOUNT REPRESENTATIVE. Your Insurance Company or Account Representative can provide you with copies of these documents.

o    VIA THE INTERNET. Visit the SEC Web site (www.sec.gov).

o FROM THE SEC. The SEC's Public Reference Room in Washington, DC. For more information on the operations of the Public Reference Room, call 1-202-942-8090. Additional copies of this information can be obtained, for a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.



Investment Company Act File No. 811-9293

May 1, 2002


DAVIS VALUE PORTFOLIO

(PORTFOLIO OF DAVIS VARIABLE ACCOUNT FUND, INC.)





The Securities and Exchange Commission has neither approved nor disapproved of these securities, nor has it determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

[Davis Funds logo and "Over 30 Years of Reliable Investing" tagline]

--------------------------------------------------------------------------------




This prospectus contains important information. Please read it carefully before investing and keep it for future reference.

Davis Value Portfolio is sold exclusively to insurance company separate accounts for variable annuity and variable life insurance contracts.

Shares of Davis Value Portfolio are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.



--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

DAVIS VALUE PORTFOLIO                                                          1
         Investment Objective and Principal Investment Strategies
         The Davis Investment Philosophy
         Principal Risks of Investing in Davis Value Portfolio
         Performance Information


DAVIS MANAGEMENT                                                               4
         Davis Selected Advisers, L.P. ("Davis Advisors")
         Performance History
         Compensation
         Investment Professionals


OTHER INFORMATION                                                              6
         Privacy Notice
         Purchase and Redemption of Shares
         Pricing of Shares
         Taxes
         Dividends and Distributions
         Financial Highlights


OBTAINING ADDITIONAL INFORMATION            [BACK COVER]

DAVIS VALUE PORTFOLIO


INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Davis Value Portfolio's investment objective is long-term growth of capital. Under normal circumstances the Fund invests the majority of its assets in equity securities issued by companies with market capitalizations of at least $10 billion that we believe are of high quality and whose shares are selling at attractive prices. We select stocks with the intention of holding them for the long term. We believe that managing risk is the key to delivering superior long-term investment results; therefore, we consider how much could potentially be lost on an investment before considering how much might be gained.


THE DAVIS INVESTMENT PHILOSOPHY

Davis Value Portfolio is managed using the Davis investment philosophy, which stresses a back-to-basics approach. We use extensive research to buy growing companies at value prices and hold on to them for the long term. We look for companies with sustainable growth rates selling at modest price-earnings multiples that we hope will expand as other investors recognize the companies' true worth.

Over the years, Davis Advisors has developed a list of 10 characteristics that we believe allow companies to sustain long-term growth and minimize risks to enhance their potential for superior long-term returns. Although few companies exhibit all 10 characteristics, we search for those possessing:

     1. EXCELLENT MANAGEMENT.

     2. MANAGERS WHO OWN STOCK IN THEIR OWN COMPANY.

     3. STRONG RETURNS ON INVESTMENTS OF ITS CAPITAL.

     4. A LEAN EXPENSE STRUCTURE.

     5. A DOMINANT OR GROWING MARKET SHARE IN A GROWING MARKET.

     6. A PROVEN RECORD AS AN ACQUIRER.

     7. A STRONG BALANCE SHEET.

     8. PRODUCTS OR SERVICES THAT ARE NOT LIKELY TO BECOME OBSOLETE.

     9. SUCCESSFUL INTERNATIONAL OPERATIONS.

     10. INNOVATION IN ALL ASPECTS OF OPERATIONS.

We emphasize individual stock selection and believe that the ability to evaluate management is critical. We routinely visit the managers at their places of business in order to gain insight into the relative value of different businesses.



MAY 1, 2002, PROSPECTUS    o    page 1    o    DAVIS VARIABLE ACCOUNT FUND, INC.

PRINCIPAL RISKS OF INVESTING IN DAVIS VALUE PORTFOLIO

If you buy shares of Davis Value Portfolio, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

o MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

o COMPANY RISK. The market values of a common stock vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company's stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which the Fund invests largely determines the Fund's long-term performance.

o SELECTION RISK. Selection risk is the risk that the securities we select for the Fund will underperform our benchmark or other funds with similar investment objectives and strategies. At times, we may increase the proportion of the Fund's investments in a particular industry compared to the weighting of that industry in the S&P 500(R) Index, which the Fund uses as a performance benchmark. To the extent that the Fund increases its emphasis on stocks in a particular industry, its share values may fluctuate in response to events affecting that industry, such as changes in economic conditions, government regulations, availability of basic resources, or supplies or other events that affect that industry more than others.


MAY 1, 2002, PROSPECTUS    o    page 2    o    DAVIS VARIABLE ACCOUNT FUND, INC.

PERFORMANCE INFORMATION

The following bar chart and table provide an indication of the risks of investing in Davis Value Portfolio. The Fund's past performance is not necessarily an indication of its future performance. The bar chart and performance table shown do not reflect charges at the separate account level. If they did, the performance shown would be lower.





                              DAVIS VALUE PORTFOLIO
                             TOTAL RETURN SINCE 2000
                               (as of December 31)

                                  [bar chart]


                            9.30%            (10.39)%
                        --------------------------------
                            2000               2001





                        During the period shown in the bar
                        chart, the highest quarterly return was
                        10.73% for the fourth quarter of 2001,
                        and the worst quarterly return was
                        (13.44)% for the third quarter of 2001.
                        Year-to-date performance as of March 31, 2002 (unannualized) was (0.61)%.




                          DAVIS VALUE PORTFOLIO AVERAGE
                              ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2001)


--------------------------------------------------------------------------------
                                          Past 1 Year        Life of Fund
                                                             (July, 1999)
--------------------------------------------------------------------------------
DAVIS VALUE PORTFOLIO                      (10.39)%              0.21%
--------------------------------------------------------------------------------
S&P 500(R)INDEX(1)                         (11.89)%             (5.92)%
--------------------------------------------------------------------------------

(1) The Standard- & Poor's 500(R)Index is a broad-based index of common stocks frequently used as a general measure of U.S. stock market performance.

MAY 1, 2002, PROSPECTUS    o    page 3    o    DAVIS VARIABLE ACCOUNT FUND, INC.

DAVIS MANAGEMENT


DAVIS SELECTED ADVISERS, L.P. ("DAVIS ADVISORS")

Davis Advisors serves as the investment adviser for each of the Davis Funds, including Davis Value Portfolio. Davis Advisors' offices are located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Davis Advisors provides investment advice for the Davis Funds, manages their business affairs and provides day-to-day administrative services. Davis Advisors also serves as investment adviser for other mutual funds and institutional and individual clients.

Davis Selected Advisers - NY, Inc. ("Sub-Adviser") serves as the sub-adviser for each of the Davis Funds, including Davis Value Portfolio. The Sub-Adviser's offices are located at 609 Fifth Avenue, New York, New York 10017. The Sub-Adviser provides investment management and research services for the Davis Funds and other institutional clients, and is a wholly owned subsidiary of Davis Advisors. The Sub-Adviser's fee is paid by Davis Advisors, not the Davis Funds.


PERFORMANCE HISTORY

Davis Value Portfolio first was offered to the public on July 1, 1999. However, Davis Advisors has been managing accounts in a similar style for a number of years. The performance results presented in the table that follows should not be considered predictive of the future performance of Davis Value Portfolio. DAVIS VALUE PORTFOLIO'S PERFORMANCE MAY BE EITHER HIGHER OR LOWER THAN THE DAVIS LARGE CAP VALUE COMPOSITE PRESENTED AS FOLLOWS.

The Davis Large Cap Value Composite performance history includes all accounts with investment objectives, policies and strategies substantially similar (although not necessarily identical) to those used by Davis Advisors in managing Davis Value Portfolio. Mutual funds and private accounts also may be included in the performance history. Private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, might adversely affect the performance results.

The performance history compares the Davis Large Cap Value Composite on an annualized asset-weighted basis against the S&P 500(R) Index. Composite performance is presented net of the Fund's annual operating expenses of 1%. Davis Advisors is contractually committed to waive fees and/or reimburse the Fund's expenses to the extent necessary to cap total annual fund operating expenses at 1% until May 1, 2003, after that date, there is no assurance that expenses will be capped. What the Fund's expense ratios would have been without the expense cap is discussed in the Financial Highlights table. Davis Large Cap Value Composite performance is computed using an internal time-weighted rate of return for each account (including every private account and mutual fund in the composite) weighted for the relative size of each account using beginning-of-period values.

The insurance company's charges would have lowered the following Composite Returns. The calculation used to measure the performance of a composite is different from the standardized SEC method used to measure the performance of a single mutual fund. The S&P 500(R) Index is a widely recognized broad-based index of large-capitalization stock performance.



MAY 1, 2002, PROSPECTUS    o    page 4    o    DAVIS VARIABLE ACCOUNT FUND, INC.

THE FOLLOWING PERFORMANCE INFORMATION FOR DAVIS ADVISORS DOES NOT REPRESENT THE PERFORMANCE OF DAVIS VALUE PORTFOLIO.

DAVIS LARGE CAP VALUE COMPOSITE RETURNS
(for the periods ended December 31, 2001)

-----------------------------------------------------------------------------------------------------------
                                Past 1 Year       Past 5 Year     Past 10 Years      Since January 1, 1970
-----------------------------------------------------------------------------------------------------------
DAVIS LARGE CAP                  (11.65)%            12.05%            14.72%                13.84%
  VALUE COMPOSITE
-----------------------------------------------------------------------------------------------------------
S&P 500(R)INDEX                  (11.89)%            10.70%            12.94%                12.03%
-----------------------------------------------------------------------------------------------------------

As of December 31, 2001, the composite included 129 accounts with aggregate assets of $33.9 billion.


COMPENSATION

Davis Advisors' compensation for its services (based on average net assets) was 0.75%.


INVESTMENT PROFESSIONALS

SHELBY M.C. DAVIS serves as Senior Research Adviser and Founder of Davis Advisors. He previously served as Davis New York Venture Fund's Portfolio Manager from its inception in 1969 until February 1997 and served as President of the Davis Funds until March 2000. The Davis Funds are a family of mutual funds managed by Davis Advisors, including Davis Value Portfolio.

CHRISTOPHER C. DAVIS has served as Portfolio Manager of Davis Value Portfolio with Kenneth Charles Feinberg since inception of the Fund on July 1, 1999, and also manages other equity funds advised by Davis Advisors. He has served as Portfolio Manager of various equity funds managed by Davis Advisors since October 1995. Mr. Davis served as Assistant Portfolio Manager and research analyst working with Shelby M.C. Davis from September 1989 through September 1995.

KENNETH CHARLES FEINBERG has served as Portfolio Manager of Davis Value Portfolio with Christopher C. Davis since the inception of the Fund on July 1, 1999, and also manages other equity funds advised by Davis Advisors. He has served as Portfolio Manager of various equity funds managed by Davis Advisors since May 1997. Mr. Feinberg started with Davis Advisors as a research analyst in December 1994.


MAY 1, 2002, PROSPECTUS    o    page 5    o    DAVIS VARIABLE ACCOUNT FUND, INC.

OTHER INFORMATION


PRIVACY NOTICE

While you generally will be dealing with a broker-dealer or an insurance company, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our funds, to open an account for you or to process a transaction. In order to service your account and effect your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We also may provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.


PURCHASE AND REDEMPTION OF SHARES

We ordinarily effect orders to purchase and redeem shares at the Fund's next computed net asset value after we have received an order. Life insurance companies participating in the Fund serve as our designee for receiving orders of separate accounts that invest in the Fund.

The Fund has adopted a plan under Rule 12b-1 allowing the payment of up to 0.25% for distribution expenses. If, in the future, the Fund begins making payments under the plan, then these fees would be paid out of the Fund's assets on an ongoing basis. Over time, these fees would increase the cost of your investment and may cost you more than paying other types of sales charges. Currently the Fund does not intend to make any payments under this plan.


PRICING OF SHARES

Net asset values for all Davis Funds are determined each business day. A business day is any day the New York Stock Exchange is open for trading. We calculate net asset value either at the close of the Exchange or at 4 p.m. Eastern Standard Time, whichever comes first. Securities that trade on an organized exchange are valued at the last published sales price on the exchange. If no sales are recorded, the securities are valued at the average of the closing bid and asked prices on the exchange. Over-the-counter securities are valued at the average of closing bid and asked prices. Debt securities purchased with a maturity of 60 days or less usually are valued at amortized cost. Longer-term debt securities may be valued by an independent pricing service. Securities with unavailable market quotations and other assets are valued at "fair value" as determined by the Board of Directors.


MAY 1, 2002, PROSPECTUS    o    page 6    o    DAVIS VARIABLE ACCOUNT FUND, INC.

If any of the Fund's securities are traded in markets that close at different times, events affecting portfolio values that occur between the time their prices are determined and the time the Fund's shares are priced generally will not be reflected in the Fund's share price. The net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

Securities denominated in foreign currencies and traded in foreign markets will have their value converted into U.S. dollar equivalents at the prevailing market rate as computed by State Street Bank and Trust Company, our custodian bank. Fluctuation in the value of foreign currencies in relation to the U.S. dollar may affect the net asset value of the Fund's shares even if there has not been any change in the foreign currency price of the Fund's investments.


TAXES

Davis Value Portfolio has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund continues to qualify as a regulated investment company and complies with the appropriate provisions of the Code, it will pay no federal income taxes on the amounts it distributes.

Because the Fund's shareholders are insurance companies (such as the one that issues your contract), no discussion of the federal income tax consequences to shareholders is included herein. For information about the federal income tax consequences of purchasing the contracts, see the prospectus for your contract.


DIVIDENDS AND DISTRIBUTIONS

Davis Value Portfolio generally declares and pays annually dividends and short- and long-term capital gains, if any. All dividends and capital gains are paid to separate accounts of participating insurance companies. At the election of these companies, dividends and distributions automatically are reinvested at net asset value in shares of the Fund.


FINANCIAL HIGHLIGHTS

The following table is designed to show you the financial performance of Davis Value Portfolio for the years 2001 and 2000 and the period from July 1, 1999 (commencement of operations) through December 31, 1999, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share.

The information has been audited by KPMG LLP. KPMG LLP's report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


MAY 1, 2002, PROSPECTUS    o    page 7    o    DAVIS VARIABLE ACCOUNT FUND, INC.

                              DAVIS VALUE PORTFOLIO
                              FINANCIAL HIGHLIGHTS

                                                                                      JULY 1, 1999
                                                                                    (COMMENCEMENT OF
                                                                                       OPERATIONS)
                                                                                         THROUGH
                                                          YEAR ENDED DECEMBER 31,      DECEMBER 31,
                                                           2001            2000           1999
                                                          ------          ------         ------
NET ASSET VALUE, BEGINNING OF PERIOD ..........           $11.06          $10.25         $10.00
                                                          ------          ------         ------

INCOME FROM INVESTMENT OPERATIONS
     NET INVESTMENT INCOME ....................             0.04            0.03           0.01
     NET REALIZED AND UNREALIZED GAINS (LOSSES)            (1.19)           0.92           0.25
                                                          ------          ------         ------
         TOTAL FROM INVESTMENT OPERATIONS .....            (1.15)           0.95           0.26

DIVIDENDS AND DISTRIBUTIONS
     DIVIDENDS FROM NET INVESTMENT INCOME .....            (0.04)          (0.03)         (0.01)
     RETURN OF CAPITAL ........................              --(3)           --(3)          --(3)
     DISTRIBUTIONS FROM REALIZED GAINS ........              --            (0.11)           --
                                                          ------          ------         ------
         TOTAL DIVIDENDS AND DISTRIBUTIONS ....            (0.04)          (0.14)         (0.01)
                                                          ------          ------         ------

NET ASSET VALUE, END OF PERIOD ................           $ 9.87          $11.06         $10.25
                                                          ======          ======         ======

TOTAL RETURN(1)................................           (10.39)%          9.30%          2.64%

RATIOS/SUPPLEMENTAL DATA
     NET ASSETS, END OF PERIOD (000 OMITTED) ..          $278,958        $120,209        $12,668
     RATIO OF EXPENSES TO AVERAGE NET ASSETS ..              0.87%           1.00%(4)       1.00%(4)*
     RATIO OF NET INVESTMENT INCOME TO
         AVERAGE NET ASSETS ...................              0.55%           0.73%          0.43%*
     PORTFOLIO TURNOVER RATE(2) ...............                18%             10%             5%

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

2 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

3  Less than $0.005 per share.

4 Had Davis Advisors not absorbed certain expenses the ratio of expenses to average net assets would have been 1.01% and 2.29% for 2000 and 1999, respectively.

*  Annualized.


MAY 1, 2002, PROSPECTUS    o    page 8    o    DAVIS VARIABLE ACCOUNT FUND, INC.

DAVIS SELECTED ADVISERS, L.P.
2949 EAST ELVIRA ROAD
SUITE 101
TUCSON, AZ 85706
www.davisfunds.com





OBTAINING ADDITIONAL INFORMATION

For more information about the Funds, request a free copy of the Statement of Additional Information or Annual or Semi-Annual Report. The STATEMENT OF ADDITIONAL INFORMATION provides more detailed information about the Funds and their management and operations. The ANNUAL REPORT discusses the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. The SEMI-ANNUAL REPORT updates information provided in the Annual Report for the succeeding six months.

The Funds' Statement of Additional Information and Annual Report have been filed with the Securities and Exchange Commission, are incorporated by reference, and are legally a part of this prospectus.

WHERE YOU CAN GET THESE DOCUMENTS:

o FROM YOUR INSURANCE COMPANY OR YOUR ACCOUNT REPRESENTATIVE. Your Insurance Company or Account Representative can provide you with copies of these documents.

o    VIA THE INTERNET. Visit the SEC Web site (www.sec.gov).

o FROM THE SEC. The SEC's Public Reference Room in Washington, DC. For more information on the operations of the Public Reference Room, call 1-202-942-8090. Additional copies of this information can be obtained, for a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.





Investment Company Act File No. 811-9293

May 1, 2002

DAVIS FINANCIAL PORTFOLIO

(PORTFOLIO OF DAVIS VARIABLE ACCOUNT FUND, INC.)









The Securities and Exchange Commission has neither approved nor disapproved of these securities, nor has it determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

[Davis Funds logo and "Over 30 Years of Reliable Investing" tagline]

--------------------------------------------------------------------------------



This prospectus contains important information. Please read it carefully before investing and keep it for future reference.

Davis Financial Portfolio is sold exclusively to insurance company separate accounts for variable annuity and variable life insurance contracts.

Shares of Davis Financial Portfolio are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.



--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

DAVIS FINANCIAL PORTFOLIO                                                      1
         Investment Objective and Principal Investment Strategies
         The Davis Investment Philosophy
         Principal Risks of Investing in Davis Financial Portfolio
         Performance Information


DAVIS MANAGEMENT                                                               4
         Davis Selected Advisers, L.P. ("Davis Advisors")
         Performance History
         Compensation
         Investment Professionals


OTHER INFORMATION                                                              6
         Privacy Notice
         Purchase and Redemption of Shares
         Pricing of Shares
         Taxes
         Dividends and Distributions
         Financial Highlights


OBTAINING ADDITIONAL INFORMATION            [BACK COVER]

DAVIS FINANCIAL PORTFOLIO


INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Davis Financial Portfolio's investment objective is long-term growth of capital. Under normal circumstances the Fund invests at least 65% of its total assets in securities issued by companies "principally engaged" in the financial services sector. Beginning July 31, 2002, this percentage will change to 80% of its net assets plus any borrowing for investment purposes.

A company is "principally engaged" in financial services if it owns financial services-related assets that constitute at least 50% of the value of all of its assets, or if it derives at least 50% of its revenues from providing financial services. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.


THE DAVIS INVESTMENT PHILOSOPHY

Davis Financial Portfolio is managed using the Davis investment philosophy, which stresses a back-to-basics approach. We use extensive research to buy growing companies at value prices and hold on to them for the long term. We look for companies with sustainable growth rates selling at modest price-earnings multiples that we hope will expand as other investors recognize the companies' true worth.

Over the years, Davis Selected Advisers, L.P. ("Davis Advisors") has developed a list of 10 characteristics that we believe allow companies to sustain long-term growth and minimize risks to enhance their potential for superior long-term returns. Although few companies exhibit all 10 characteristics, we search for those possessing:

1.   EXCELLENT MANAGEMENT.


2.   MANAGERS WHO OWN STOCK IN THEIR OWN COMPANY.

3.   STRONG RETURNS ON INVESTMENTS OF ITS CAPITAL.

4.   A LEAN EXPENSE STRUCTURE.

5.   A DOMINANT OR GROWING MARKET SHARE IN A GROWING MARKET.

6.   A PROVEN RECORD AS AN ACQUIRER.

7.   A STRONG BALANCE SHEET.

8.   PRODUCTS OR SERVICES THAT ARE NOT LIKELY TO BECOME OBSOLETE.

9.   SUCCESSFUL INTERNATIONAL OPERATIONS.

10.  INNOVATION IN ALL ASPECTS OF OPERATIONS.


MAY 1, 2002, PROSPECTUS    o    page 1    o    DAVIS VARIABLE ACCOUNT FUND, INC.

We emphasize individual stock selection and believe that the ability to evaluate management is critical. We routinely visit the managers at their places of business in order to gain insight into the relative value of different businesses.


PRINCIPAL RISKS OF INVESTING IN DAVIS FINANCIAL PORTFOLIO

If you buy shares of Davis Financial Portfolio, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

o MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

o COMPANY RISK. The market values of a common stock vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company's stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which the Fund invests largely determines the Fund's long-term performance.

o SELECTION RISK. Selection risk is the risk that the securities we select for the Fund will underperform our benchmark or other funds with similar investment objectives and strategies.

o CONCENTRATED FINANCIAL SERVICES PORTFOLIO. Davis Financial Portfolio invests principally in a single market sector, and any fund that has a concentrated portfolio is particularly vulnerable to the risks of its target sector. Risks of investing in the financial services sector include:

     o REGULATORY ACTIONS. Financial services companies may suffer a setback if regulators change the rules under which they operate.

     o CHANGES IN INTEREST RATES. Unstable interest rates can have a disproportionate effect on the financial services sector.

     o CONCENTRATION OF LOANS. Financial services companies whose securities Davis Financial Portfolio purchases may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry.

     o COMPETITION. The financial services sector has become increasingly competitive.


MAY 1, 2002, PROSPECTUS    o    page 2    o    DAVIS VARIABLE ACCOUNT FUND, INC.

PERFORMANCE INFORMATION

The following bar chart and table provide an indication of the risks of investing in Davis Financial Portfolio. The Fund's past performance is not necessarily an indication of its future performance. The bar chart and performance table shown do not reflect charges at the separate account level. If they did, the performance shown would be lower.



                            DAVIS FINANCIAL PORTFOLIO
                             TOTAL RETURN SINCE 2000
                               (as of December 31)

                                  [bar chart]


                           30.97%            (10.37)%
                        --------------------------------
                            2000               2001



                         During the period shown in the bar
                         chart, the highest quarterly return was
                         16.42% for the third quarter of 2000,
                         and the worst quarterly return was
                         (15.81)% for the third quarter of 2001.
                         Year-to-date performance as of March 31, 2002 (unannualized) was 0.28%.



                            DAVIS FINANCIAL PORTFOLIO
                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2001)

--------------------------------------------------------------------------------
                                          Past 1 Year        Life of Fund
                                                             (July, 1999)
--------------------------------------------------------------------------------
DAVIS FINANCIAL PORTFOLIO                   (10.37)%                 3.48%
--------------------------------------------------------------------------------
S&P 500(R)INDEX(1)                          (11.89)%                (5.92)%
--------------------------------------------------------------------------------

(1) The Standard & Poor's 500(R)Index is a broad-based index of common stocks frequently used as a general measure of U.S. stock market performance.


MAY 1, 2002, PROSPECTUS    o    page 3    o    DAVIS VARIABLE ACCOUNT FUND, INC.

DAVIS MANAGEMENT


DAVIS SELECTED ADVISERS, L.P. ("DAVIS ADVISORS")

Davis Advisors serves as the investment adviser for each of the Davis Funds, including Davis Financial Portfolio. Davis Advisors' offices are located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Davis Advisors provides investment advice for the Davis Funds, manages their business affairs and provides day-to-day administrative services. Davis Advisors also serves as investment adviser for other mutual funds and institutional and individual clients.

Davis Selected Advisers - NY, Inc. ("Sub-Adviser") serves as the sub-adviser for each of the Davis Funds, including Davis Financial Portfolio. The Sub-Adviser's offices are located at 609 Fifth Avenue, New York, New York 10017. The Sub-Adviser provides investment management and research services for the Davis Funds and other institutional clients, and is a wholly owned subsidiary of Davis Advisors. The Sub-Adviser's fee is paid by Davis Advisors, not the Davis Funds.


PERFORMANCE HISTORY

Davis Financial Portfolio first was offered to the public on July 1, 1999. However, Davis Advisors has been managing accounts in a similar style for a number of years. The performance results presented in the table that follows should not be considered predictive of the future performance of Davis Financial Portfolio. DAVIS FINANCIAL PORTFOLIO'S PERFORMANCE MAY BE EITHER HIGHER OR LOWER THAN THE DAVIS FINANCIAL COMPOSITE PRESENTED AS FOLLOWS.

The Davis Financial Composite performance history includes all accounts with investment objectives, policies and strategies substantially similar (although not necessarily identical) to those used by Davis Advisors in managing Davis Financial Portfolio. Mutual funds and private accounts also may be included in the performance history. Private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, might adversely affect the performance results.

The performance history compares the Davis Financial Composite on an annualized asset-weighted basis against the S&P 500(R) Index. Composite performance is presented net of the Fund's annual operating expenses of 1%. Davis Advisors is contractually committed to waive fees and/or reimburse the Fund's expenses to the extent necessary to cap total annual fund operating expenses at 1% until May 1, 2003; after that date, there is no assurance that expenses will be capped. What the Fund's expense ratios would have been without the expense cap is discussed in the Financial Highlights table. Davis Financial Composite performance is computed using an internal time-weighted rate of return for each account (including every private account and mutual fund in the composite) weighted for the relative size of each account using beginning-of-period values.

The insurance company's charges would have lowered the following Composite Returns. The calculation used to measure the performance of a composite is different from the standardized

MAY 1, 2002, PROSPECTUS    o    page 4    o    DAVIS VARIABLE ACCOUNT FUND, INC.

SEC method used to measure the performance of a single mutual fund. The S&P 500(R) Index is a widely recognized broad-based index of large-capitalization stock performance.

THE FOLLOWING PERFORMANCE INFORMATION FOR DAVIS ADVISORS DOES NOT REPRESENT THE PERFORMANCE OF DAVIS FINANCIAL PORTFOLIO.

DAVIS FINANCIAL COMPOSITE RETURNS
(for the periods ended December 31, 2001)

-------------------------------------------------------------------------------------------------------------------
                                    Past 1 Year       Past 5 Years     Past 10 Years     Since January 1, 1992
-------------------------------------------------------------------------------------------------------------------
DAVIS FINANCIAL COMPOSITE             (9.24)%           14.61%           19.25%                  19.25%
-------------------------------------------------------------------------------------------------------------------
S&P 500(R)INDEX                       (11.89)%          10.70%           12.94%                  12.94%
-------------------------------------------------------------------------------------------------------------------

As of December 31, 2001, the composite included nine accounts with aggregate assets of approximately $1.3 billion.


COMPENSATION

Davis Advisors' compensation for its services (based on average net assets) was 0.75%.


INVESTMENT PROFESSIONALS

SHELBY M.C. DAVIS serves as Senior Research Adviser and Founder of Davis Advisors. He previously served as Davis New York Venture Fund's Portfolio Manager from its inception in 1969 until February 1997 and served as President of the Davis Funds until March 2000. The Davis Funds are a family of mutual funds managed by Davis Advisors, including Davis Financial Portfolio.

CHRISTOPHER C. DAVIS has served as Portfolio Manager of Davis Financial Portfolio with Kenneth Charles Feinberg since inception of the Fund on July 1, 1999, and also manages other equity funds advised by Davis Advisors. He has served as Portfolio Manager of various equity funds managed by Davis Advisors since October 1995. Mr. Davis served as Assistant Portfolio Manager and research analyst working with Shelby M.C. Davis from September 1989 through September 1995.

KENNETH CHARLES FEINBERG has served as Portfolio Manager of Davis Financial Portfolio with Christopher C. Davis since the inception of the Fund on July 1, 1999, and also manages other equity funds advised by Davis Advisors. He has served as Portfolio Manager of various equity funds managed by Davis Advisors since May 1997. Mr. Feinberg started with Davis Advisors as a research analyst in December 1994.


MAY 1, 2002, PROSPECTUS    o    page 5    o    DAVIS VARIABLE ACCOUNT FUND, INC.

OTHER INFORMATION


PRIVACY NOTICE

While you generally will be dealing with a broker-dealer or an insurance company, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our funds, to open an account for you or to process a transaction. In order to service your account and effect your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We also may provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.


PURCHASE AND REDEMPTION OF SHARES

We ordinarily effect orders to purchase and redeem shares at the Fund's next computed net asset value after we have received an order. Life insurance companies participating in the Fund serve as our designee for receiving orders of separate accounts that invest in the Fund.

The Fund has adopted a plan under Rule 12b-1 allowing the payment of up to 0.25% for distribution expenses. If, in the future, the Fund begins making payments under the plan, then these fees would be paid out of the Fund's assets on an ongoing basis. Over time, these fees would increase the cost of your investment and may cost you more than paying other types of sales charges. Currently the Fund does not intend to make any payments under this plan.


PRICING OF SHARES

Net asset values for all Davis Funds are determined each business day. A business day is any day the New York Stock Exchange is open for trading. We calculate net asset value either at the close of the Exchange or at 4 p.m. Eastern Standard Time, whichever comes first. Securities that trade on an organized exchange are valued at the last published sales price on the exchange. If no sales are recorded, the securities are valued at the average of the closing bid and asked prices on the exchange. Over-the-counter securities are valued at the average of closing bid and asked prices. Debt securities purchased with a maturity of 60 days or less usually are valued at amortized cost. Longer-term debt securities may be valued by an independent pricing service. Securities with unavailable market quotations and other assets are valued at "fair value" as determined by the Board of Directors.


MAY 1, 2002, PROSPECTUS    o    page 6    o    DAVIS VARIABLE ACCOUNT FUND, INC.

If any of the Fund's securities are traded in markets that close at different times, events affecting portfolio values that occur between the time their prices are determined and the time the Fund's shares are priced generally will not be reflected in the Fund's share price. The net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

Securities denominated in foreign currencies and traded in foreign markets will have their value converted into U.S. dollar equivalents at the prevailing market rate as computed by State Street Bank and Trust Company, our custodian bank. Fluctuation in the value of foreign currencies in relation to the U.S. dollar may affect the net asset value of the Fund's shares even if there has not been any change in the foreign currency price of the Fund's investments.


TAXES

Davis Financial Portfolio has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund continues to qualify as a regulated investment company and complies with the appropriate provisions of the Code, it will pay no federal income taxes on the amounts it distributes.

Because the Fund's shareholders are insurance companies (such as the one that issues your contract), no discussion of the federal income tax consequences to shareholders is included herein. For information about the federal income tax consequences of purchasing the contracts, see the prospectus for your contract.


DIVIDENDS AND DISTRIBUTIONS

Davis Financial Portfolio generally declares and pays annually dividends and short- and long-term capital gains, if any. All dividends and capital gains are paid to separate accounts of participating insurance companies. At the election of these companies, dividends and distributions automatically are reinvested at net asset value in shares of the Fund.


FINANCIAL HIGHLIGHTS

The following table is designed to show you the financial performance of Davis Financial Portfolio for the years 2001 and 2000 and the period from July 1, 1999 (commencement of operations) through December 31, 1999, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share.

The information has been audited by KPMG LLP. KPMG LLP's report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


MAY 1, 2002, PROSPECTUS    o    page 7    o    DAVIS VARIABLE ACCOUNT FUND, INC.

                            DAVIS FINANCIAL PORTFOLIO
                              FINANCIAL HIGHLIGHTS

                                                                               JULY 1, 1999
                                                                             (COMMENCEMENT OF
                                                                                OPERATIONS)
                                                                                  THROUGH
                                                      YEAR ENDED DECEMBER 31,   DECEMBER 31,
                                                    2001             2000          1999
                                                   ------           ------        ------
NET ASSET VALUE, BEGINNING OF PERIOD ..........    $11.91           $ 9.26        $10.00
                                                   ------           ------        ------

INCOME FROM INVESTMENT OPERATIONS
     NET INVESTMENT INCOME ....................      --               0.01          0.02
     NET REALIZED AND UNREALIZED GAINS (LOSSES)     (1.24)            2.84         (0.74)
                                                   ------           ------        ------
         TOTAL FROM INVESTMENT OPERATIONS .....     (1.24)            2.85         (0.72)

DIVIDENDS AND DISTRIBUTIONS
     DIVIDENDS FROM NET INVESTMENT INCOME .....      --(3)           (0.01)        (0.02)
     RETURN OF CAPITAL ........................      --(3)             --(3)        --(3)
     DISTRIBUTIONS FROM REALIZED GAINS ........      --              (0.19)         --
                                                   ------           ------        ------
         TOTAL DIVIDENDS AND DISTRIBUTIONS ....      --              (0.20)        (0.02)
                                                   ------           ------        ------

NET ASSET VALUE, END OF PERIOD ................    $10.67           $11.91        $ 9.26
                                                   ======           ======        ======

TOTAL RETURN(1)................................    (10.37)%          30.97%        (7.17)%

RATIOS/SUPPLEMENTAL DATA
     NET ASSETS, END OF PERIOD (000 OMITTED) ..   $24,587          $14,770        $3,471
     RATIO OF EXPENSES TO AVERAGE NET ASSETS ..      1.00%(4)         1.00%(4)      1.02%(4,5)*
     RATIO OF NET INVESTMENT INCOME TO
         AVERAGE NET ASSETS ...................      0.04%            0.18%         0.76%*
     PORTFOLIO TURNOVER RATE(2)................        24%              26%            9%


1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

2 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

3  Less than $0.005 per share.

4 Had Davis Advisors not absorbed certain expenses the ratio of expenses to average net assets would have been 1.04%, 1.55% and 4.26% for 2001, 2000 and 1999, respectively.

5 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.00% for 1999.

*  Annualized.




MAY 1, 2002, PROSPECTUS    o    page 8    o    DAVIS VARIABLE ACCOUNT FUND, INC.

DAVIS SELECTED ADVISERS, L.P.
2949 EAST ELVIRA ROAD
SUITE 101
TUCSON, AZ 85706
www.davisfunds.com





OBTAINING ADDITIONAL INFORMATION

For more information about the Funds, request a free copy of the Statement of Additional Information or Annual or Semi-Annual Report. The STATEMENT OF ADDITIONAL INFORMATION provides more detailed information about the Funds and their management and operations. The ANNUAL REPORT discusses the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. The SEMI-ANNUAL REPORT updates information provided in the Annual Report for the succeeding six months.

The Funds' Statement of Additional Information and Annual Report have been filed with the Securities and Exchange Commission, are incorporated by reference, and are legally a part of this prospectus.

WHERE YOU CAN GET THESE DOCUMENTS:

o FROM YOUR INSURANCE COMPANY OR YOUR ACCOUNT REPRESENTATIVE. Your Insurance Company or Account Representative can provide you with copies of these documents.

o    VIA THE INTERNET. Visit the SEC Web site (www.sec.gov).

o FROM THE SEC. The SEC's Public Reference Room in Washington, DC. For more information on the operations of the Public Reference Room, call 1-202-942-8090. Additional copies of this information can be obtained, for a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.






Investment Company Act File No. 811-9293

May 1, 2002






DAVIS REAL ESTATE PORTFOLIO

(PORTFOLIO OF DAVIS VARIABLE ACCOUNT FUND, INC.)







The Securities and Exchange Commission has neither approved nor disapproved of these securities, nor has it determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

[Davis logo and "Over 30 Years of Reliable Investing" tagline]

--------------------------------------------------------------------------------



This prospectus contains important information. Please read it carefully before investing and keep it for future reference.

Davis Real Estate Portfolio is sold exclusively to insurance company separate accounts for variable annuity and variable life insurance contracts.

Shares of Davis Real Estate Portfolio are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.



--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

DAVIS REAL ESTATE PORTFOLIO                                                    1
         Investment Objective and Principal Investment Strategies
         The Davis Investment Philosophy
         Principal Risks of Investing in Davis Real Estate Portfolio
         Performance Information


DAVIS MANAGEMENT                                                               5
         Davis Selected Advisers, L.P. ("Davis Advisors")
         Performance History
         Compensation
         Investment Professionals


OTHER INFORMATION                                                              7
         Privacy Notice
         Purchase and Redemption of Shares
         Pricing of Shares
         Taxes
         Dividends and Distributions
         Financial Highlights


OBTAINING ADDITIONAL INFORMATION            [BACK COVER]

DAVIS REAL ESTATE PORTFOLIO


INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Davis Real Estate Portfolio's investment objective is total return through a combination of growth and income. Under normal circumstances the Fund invests at least 65% of its total assets in securities issued by companies "principally engaged" in the real estate industry. Beginning July 31, 2002, this percentage will change to 80% of its net assets plus any borrowing for investment purposes.

A company is "principally engaged" in the real estate industry if it owns real estate or real estate-related assets that constitute at least 50% of the value of all of its assets, or if it derives at least 50% of its revenues or net profits from owning, financing, developing, managing or selling real estate, or from offering products or services that are related to real estate. Issuers of real estate securities include real estate investment trusts (known as "REITs"), brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies.

Most of Davis Real Estate Portfolio's real estate securities are, and likely will continue to be, interests in REITs. REITs pool investors' funds to make real estate-related investments, such as buying interests in income-producing property or making loans to real estate developers.

The Fund's portfolio manager uses the Davis investment philosophy to select common stock of quality, overlooked, growth companies at value prices and hold them for the long term. Intensive research allows us to identify real estate we believe to be of high quality whose shares are selling at attractive prices. We believe that managing risk is the key to delivering superior long-term investment results; therefore, we consider how much could potentially be lost on an investment before considering how much might be gained.



THE DAVIS INVESTMENT PHILOSOPHY

Davis Real Estate Portfolio is managed using the Davis investment philosophy, which stresses a back-to-basics approach. We use extensive research to buy growing companies at value prices and hold on to them for the long term. We look for companies with sustainable growth rates selling at modest price-earnings multiples that we hope will expand as other investors recognize the companies' true worth.

Over the years, Davis Selected Advisers, L.P. ("Davis Advisors") has developed a list of 10 characteristics that we believe allow companies to sustain long-term growth and minimize risks to enhance their potential for superior long-term returns. Although few companies exhibit all 10 characteristics, we search for those possessing the following:

MAY 1, 2002, PROSPECTUS    o    page 1    o    DAVIS VARIABLE ACCOUNT FUND, INC.

     1.   EXCELLENT MANAGEMENT.

     2.   MANAGERS WHO OWN STOCK IN THEIR OWN COMPANY.

     3.   STRONG RETURNS ON INVESTMENTS OF ITS CAPITAL.

     4.   A LEAN EXPENSE STRUCTURE.

     5.   A DOMINANT OR GROWING MARKET SHARE IN A GROWING MARKET.

     6.   A PROVEN RECORD AS AN ACQUIRER.

     7.   A STRONG BALANCE SHEET.

     8.   PRODUCTS OR SERVICES THAT ARE NOT LIKELY TO BECOME OBSOLETE.

     9    SUCCESSFUL INTERNATIONAL OPERATIONS.

     10.  INNOVATION IN ALL ASPECTS OF OPERATIONS.

We emphasize individual stock selection and believe that the ability to evaluate management is critical. We routinely visit the managers at their places of business in order to gain insight into the relative value of different businesses.


PRINCIPAL RISKS OF INVESTING IN DAVIS REAL ESTATE PORTFOLIO

If you buy shares of Davis Real Estate Portfolio, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

o MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

o COMPANY RISK. The market values of a common stock vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company's stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which the Fund invests largely determines the Fund's long-term performance. Many real estate companies are small- and medium-capitalization companies. Investing in small- and medium-capitalization companies may be more risky than investing in large-capitalization companies. Smaller companies typically have more limited markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

o SELECTION RISK. Selection risk is the risk that the securities we select for the Fund will underperform our benchmark or other funds with similar investment objectives and strategies.

o FOCUSED PORTFOLIO RISK. The Fund is allowed to focus its investments in fewer companies than a fund that is required to diversify its portfolio. Should the portfolio manager determine that it is prudent to focus the Fund's portfolio in a few companies, the portfolio may be


MAY 1, 2002, PROSPECTUS    o    page 2    o    DAVIS VARIABLE ACCOUNT FUND, INC.

     subject to greater volatility and risk and the Fund's investment performance, both good and bad, is expected to reflect the economic performance of the few companies on which the Fund focuses.

o CONCENTRATED REAL ESTATE PORTFOLIO RISK. The Fund invests principally in one industry. Any fund that has a concentrated portfolio is particularly vulnerable to the risks of its selected industry. Real estate securities are susceptible to the many risks associated with the direct ownership of real estate, including:

     o Declines in property values--because of changes in the economy or the surrounding area or because a particular region has become less appealing to tenants.

     o Increases in property taxes, operationg expenses, interest rates or competition.

     o    Overbuilding.

     o    Changes in zoning laws.

     o    Losses from casualty or condemnation.


PERFORMANCE INFORMATION

The following bar chart and table provide an indication of the risks of investing in Davis Real Estate Portfolio. The Fund's past performance is not necessarily an indication of its future performance. The bar chart and performance table shown do not reflect charges at the separate account level. If they did, the performance shown would be lower.









MAY 1, 2002, PROSPECTUS    o    page 3    o    DAVIS VARIABLE ACCOUNT FUND, INC.

                           DAVIS REAL ESTATE PORTFOLIO
                             TOTAL RETURN SINCE 2000
                               (as of December 31)

                                  [bar chart]


                           23.33%              5.50%
                        --------------------------------
                            2000               2001



                        During the period shown in the bar
                        chart, the highest quarterly return was
                        10.93% for the second quarter of 2000,
                        and the worst quarterly return was
                        (5.37)% for the third quarter of 2001.
                        Year-to-date performance as of March 31, 2002 (unannualized) was 7.44%.


                           DAVIS REAL ESTATE PORTFOLIO
                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2001)

--------------------------------------------------------------------------------
                                              Past 1 Year         Life of Fund
                                                                   (July, 1999)
--------------------------------------------------------------------------------
DAVIS REAL ESTATE PORTFOLIO                        5.50%              6.12%
--------------------------------------------------------------------------------
WILSHIRE REAL ESTATE SECURITIES INDEX(1)          10.45%             11.40%
--------------------------------------------------------------------------------
S&P 500(R)INDEX(2)                               (11.89)%            (5.92)%
--------------------------------------------------------------------------------

(1) The Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts and Real Estate Operating Companies.

(2) The Standard & Poor's 500(R)Index is a broad-based index of common stocks frequently used as a general measure of U.S. stock market performance.


                        DAVIS REAL ESTATE PORTFOLIO YIELD
                    (for the period ended December 31, 2001)


           ---------------------------------------------------------
                  30-DAY SEC YIELD                   4.28%
           ---------------------------------------------------------

                    You can obtain Davis Real Estate
                    Portfolio's most recent 30-day SEC Yield by calling us toll-free at
                    1-800-279-0279, Monday through Friday, 9 a.m.
                    to 6 p.m. Eastern Standard Time.



MAY 1, 2002, PROSPECTUS    o    page 4    o    DAVIS VARIABLE ACCOUNT FUND, INC.

DAVIS MANAGEMENT


DAVIS SELECTED ADVISERS, L.P. ("DAVIS ADVISORS")

Davis Advisors serves as the investment adviser for each of the Davis Funds, including Davis Real Estate Portfolio. Davis Advisors' offices are located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Davis Advisors provides investment advice for the Davis Funds, manages their business affairs and provides day-to-day administrative services. Davis Advisors also serves as investment adviser for other mutual funds and institutional and individual clients.

Davis Selected Advisers - NY, Inc. ("Sub-Adviser") serves as the sub-adviser for each of the Davis Funds, including Davis Real Estate Portfolio. The Sub-Adviser's offices are located at 609 Fifth Avenue, New York, New York 10017. The Sub-Adviser provides investment management and research services for the Davis Funds and other institutional clients, and is a wholly owned subsidiary of Davis Advisors. The Sub-Adviser's fee is paid by Davis Advisors, not the Davis Funds.


PERFORMANCE HISTORY

Davis Real Estate Portfolio first was offered to the public on July 1, 1999. However, Davis Advisors has been managing accounts in a similar style for a number of years. The performance results presented in the table that follows should not be considered predictive of the future performance of Davis Real Estate Portfolio. DAVIS REAL ESTATE PORTFOLIO'S PERFORMANCE MAY BE EITHER HIGHER OR LOWER THAN THE DAVIS REAL ESTATE COMPOSITE PRESENTED AS FOLLOWS.

The Davis Real Estate Composite performance history includes all accounts with investment objectives, policies and strategies substantially similar (although not necessarily identical) to those used by Davis Advisors in managing Davis Real Estate Portfolio. Mutual funds and private accounts also may be included in the performance history. Private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, might adversely affect the performance results.

The performance history compares the Davis Real Estate Composite on an annualized asset-weighted basis against the S&P 500(R) Index and Wilshire Real Estate Securities Index. Composite performance is presented net of the Fund's annual operating expenses of 1%. Davis Advisors is contractually committed to waive fees and/or reimburse the Fund's expenses to the extent necessary to cap total annual fund operating expenses at 1% until May 1, 2003; after that date, there is no assurance that expenses will be capped. What the Fund's expense ratios would have been without the expense cap is discussed in the Financial Highlights table. Davis Real Estate Composite performance is computed using an internal time-weighted rate of return for each account (including every private account and mutual fund in the composite) weighted for the relative size of each account using beginning-of-period values.

The insurance company's charges would have lowered the following Composite Returns. The calculation used to measure the performance of a composite is different from the standardized SEC method used to measure the performance of a single mutual fund. The S&P 500(R) Index is a widely recognized broad-based index of large-capitalization stock performance.




MAY 1, 2002, PROSPECTUS    o    page 5    o    DAVIS VARIABLE ACCOUNT FUND, INC.

THE FOLLOWING PERFORMANCE INFORMATION FOR DAVIS ADVISORS DOES NOT REPRESENT THE PERFORMANCE OF DAVIS REAL ESTATE PORTFOLIO.

DAVIS REAL ESTATE COMPOSITE RETURNS
(for the periods ended December 31, 2001)

-------------------------------------------------------------------------------------------------------------------
                                    Past 1 Year       Past 5 Years     Past 10 Years     Since January 1, 1995
-------------------------------------------------------------------------------------------------------------------
DAVIS REAL ESTATE COMPOSITE            5.81%              7.28%           5.54%                11.46%
-------------------------------------------------------------------------------------------------------------------
WILSHIRE REAL ESTATE                  10.45%             11.82%           6.69%                11.55%
  SECURITIES INDEX
-------------------------------------------------------------------------------------------------------------------
S&P 500(R)INDEX                      (11.89)%            (1.02)%         10.70%                15.92%
-------------------------------------------------------------------------------------------------------------------

As of December 31, 2001, the composite included 10 accounts with aggregate assets of $460 million.


COMPENSATION

Davis Advisors' compensation for its services (based on average net assets) was 0.75%.


INVESTMENT PROFESSIONALS

SHELBY M.C. DAVIS serves as Senior Research Adviser and Founder of Davis Advisors. He previously served as Davis New York Venture Fund's Portfolio Manager from its inception in 1969 until February 1997 and served as President of the Davis Funds until March 2000. The Davis Funds are a family of mutual funds managed by Davis Advisors, including Davis Real Estate Portfolio.

ANDREW A. DAVIS has served as Portfolio Manager of Davis Real Estate Portfolio since its inception, July 1, 1999, and also manages other Davis equity funds. He has served as Portfolio Manager of various equity funds managed by Davis Advisors since January 1994.


MAY 1, 2002, PROSPECTUS    o    page 6    o    DAVIS VARIABLE ACCOUNT FUND, INC.

OTHER INFORMATION


PRIVACY NOTICE

While you generally will be dealing with a broker-dealer or an insurance company, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our funds, to open an account for you or to process a transaction. In order to service your account and effect your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We also may provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.


PURCHASE AND REDEMPTION OF SHARES

We ordinarily effect orders to purchase and redeem shares at the Fund's next computed net asset value after we have received an order. Life insurance companies participating in the Fund serve as our designee for receiving orders of separate accounts that invest in the Fund.

The Fund has adopted a plan under Rule 12b-1 allowing the payment of up to 0.25% for distribution expenses. If, in the future, the Fund begins making payments under the plan, then these fees would be paid out of the Fund's assets on an ongoing basis. Over time, these fees would increase the cost of your investment and may cost you more than paying other types of sales charges. Currently the Fund does not intend to make any payments under this plan.


PRICING OF SHARES

Net asset values for all Davis Funds are determined each business day. A business day is any day the New York Stock Exchange is open for trading. We calculate net asset value either at the close of the Exchange or at 4 p.m. Eastern Standard Time, whichever comes first. Securities that trade on an organized exchange are valued at the last published sales price on the exchange. If no sales are recorded, the securities are valued at the average of the closing bid and asked prices on the exchange. Over-the-counter securities are valued at the average of closing bid and asked prices. Debt securities purchased with a maturity of 60 days or less usually are valued at amortized cost. Longer-term debt securities may be valued by an independent pricing service. Securities with unavailable market quotations and other assets are valued at "fair value" as determined by the Board of Directors.


MAY 1, 2002, PROSPECTUS    o    page 7    o    DAVIS VARIABLE ACCOUNT FUND, INC.

If any of the Fund's securities are traded in markets that close at different times, events affecting portfolio values that occur between the time their prices are determined and the time the Fund's shares are priced generally will not be reflected in the Fund's share price. The net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

Securities denominated in foreign currencies and traded in foreign markets will have their value converted into U.S. dollar equivalents at the prevailing market rate as computed by State Street Bank and Trust Company, our custodian bank. Fluctuation in the value of foreign currencies in relation to the U.S. dollar may affect the net asset value of the Fund's shares even if there has not been any change in the foreign currency price of the Fund's investments.


TAXES

Davis Real Estate Portfolio has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund continues to qualify as a regulated investment company and complies with the appropriate provisions of the Code, it will pay no federal income taxes on the amounts it distributes.

Because the Fund's shareholders are insurance companies (such as the one that issues your contract), no discussion of the federal income tax consequences to shareholders is included herein. For information about the federal income tax consequences of purchasing the contracts, see the prospectus for your contract.


DIVIDENDS AND DISTRIBUTIONS

Davis Real Estate Portfolio generally declares and pays dividends quarterly and short- and long-term capital gains, if any, annually. All dividends and capital gains are paid to separate accounts of participating insurance companies. At the election of these companies, dividends and distributions automatically are reinvested at net asset value in shares of the Fund.


FINANCIAL HIGHLIGHTS

The following table is designed to show you the financial performance of Davis Real Estate Portfolio for the years 2001 and 2000 and the period from July 1, 1999 (commencement of operations) through December 31, 1999, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share.

The information has been audited by KPMG LLP. KPMG LLP's report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


MAY 1, 2002, PROSPECTUS    o    page 8    o    DAVIS VARIABLE ACCOUNT FUND, INC.

                           DAVIS REAL ESTATE PORTFOLIO
                              FINANCIAL HIGHLIGHTS

                                                                                JULY 1, 1999
                                                                              (COMMENCEMENT OF
                                                                                 OPERATIONS)
                                                                                  THROUGH
                                                       YEAR ENDED DECEMBER 31,   DECEMBER 31,
                                                          2001          2000        1999
                                                         ------        ------      ------
NET ASSET VALUE, BEGINNING OF PERIOD ..........          $10.38        $ 8.71      $10.00
                                                         ------        ------      ------

INCOME FROM INVESTMENT OPERATIONS
     NET INVESTMENT INCOME ....................            0.36          0.33        0.18
     NET REALIZED AND UNREALIZED GAINS (LOSSES)            0.19          1.67       (1.26)
                                                         ------        ------      ------
         TOTAL FROM INVESTMENT OPERATIONS .....            0.55          2.00       (1.08)

DIVIDENDS AND DISTRIBUTIONS
     DIVIDENDS FROM NET INVESTMENT INCOME .....           (0.36)        (0.33)      (0.18)
     RETURN OF CAPITAL ........................           (0.07)          --        (0.03)
     DISTRIBUTIONS FROM REALIZED GAINS ........           (0.11)          --         --
     DISTRIBUTIONS IN EXCESS OF
         NET INVESTMENT INCOME ................           (0.04)          --         --
                                                         ------        ------      ------
         TOTAL DIVIDENDS AND DISTRIBUTIONS ....           (0.58)        (0.33)      (0.21)
                                                         ------        ------      ------

NET ASSET VALUE, END OF PERIOD ................          $10.35        $10.38      $ 8.71
                                                         ======        ======      ======

TOTAL RETURN(1)................................            5.50%        23.33%     (10.79)%

RATIOS/SUPPLEMENTAL DATA
     NET ASSETS, END OF PERIOD (000 OMITTED) ..         $10,029        $4,853        $610
     RATIO OF EXPENSES TO AVERAGE NET ASSETS ..            1.00%(3)      1.07%(3,4)  1.21%(3,4)*
     RATIO OF NET INVESTMENT INCOME TO
         AVERAGE NET ASSETS ...................            3.70%         4.31%       4.41%*
     PORTFOLIO TURNOVER RATE(2)................              45%           16%         21%

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

2 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

3 Had Davis Advisors not absorbed certain expenses the ratio of expenses to average net assets would have been 1.39%, 3.15% and 11.91% for 2001, 2000 and 1999, respectively.

4 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.00% for 2000 and 1999.

*  Annualized


MAY 1, 2002, PROSPECTUS    o    page 9    o    DAVIS VARIABLE ACCOUNT FUND, INC.

DAVIS SELECTED ADVISERS, L.P.
2949 EAST ELVIRA ROAD
SUITE 101
TUCSON, AZ 85706
www.davisfunds.com





OBTAINING ADDITIONAL INFORMATION

For more information about Davis Real Estate Portfolio, request a free copy of the Statement of Additional Information or Annual or Semi-Annual Report. The STATEMENT OF ADDITIONAL INFORMATION provides more detailed information about the Fund and its management and operations. The ANNUAL REPORT discusses the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The SEMI-ANNUAL REPORT updates information provided in the Annual Report for the succeeding six months.

The Fund's Statement of Additional Information and Annual Report have been filed with the Securities and Exchange Commission, are incorporated by reference, and are legally a part of this prospectus.


WHERE YOU CAN GET THESE DOCUMENTS:

o FROM YOUR INSURANCE COMPANY OR YOUR ACCOUNT REPRESENTATIVE. Your Insurance Company or Account Representative can provide you with copies of these documents.

o    VIA THE INTERNET. Visit the SEC Web site (www.sec.gov).

o FROM THE SEC. The SEC's Public Reference Room in Washington, DC. For more information on the operations of the Public Reference Room, call 1-202-942-8090. Additional copies of this information can be obtained, for a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.




Investment Company Act File No. 811-9293

MAY 1, 2002, PROSPECTUS    o    page 10   o    DAVIS VARIABLE ACCOUNT FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 2002


                             DAVIS VALUE PORTFOLIO,
                            DAVIS FINANCIAL PORTFOLIO
                                       AND
                           DAVIS REAL ESTATE PORTFOLIO

                                    SERIES OF
                        DAVIS VARIABLE ACCOUNT FUND, INC.
                        2949 EAST ELVIRA ROAD, SUITE 101
                              TUCSON, ARIZONA 85706
                                 1-800-279-0279



DAVIS VALUE PORTFOLIO, DAVIS FINANCIAL PORTFOLIO, DAVIS REAL ESTATE PORTFOLIO
("FUNDS") ARE SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR
VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ
IN CONJUNCTION WITH THE PROSPECTUSES FOR EACH FUND DATED MAY 1, 2002. THIS
STATEMENT OF ADDITIONAL INFORMATION INCORPORATES THE PROSPECTUSES BY REFERENCE.
THE PROSPECTUSES MAY BE OBTAINED FROM INSURANCE COMPANIES INVESTING IN THE
FUNDS.

THE FUNDS' MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS ARE
SEPARATE DOCUMENTS THAT ARE AVAILABLE ON REQUEST AND WITHOUT CHARGE FROM
INSURANCE COMPANIES INVESTING IN THE FUNDS. THE ANNUAL REPORT, ACCOMPANYING
NOTES AND REPORT OF INDEPENDENT AUDITORS APPEARING IN THE ANNUAL REPORT ARE
INCORPORATED BY REFERENCE IN THIS STATEMENT OF ADDITIONAL INFORMATION.





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                                TABLE OF CONTENTS

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
                                                                                     PAGE

SECTION I: INVESTMENT STRATEGIES, RISKS AND RESTRICTIONS.............................  3

     Additional Information About the Funds' Investment Strategies and Risks.........  3
     Portfolio Transactions.......................................................... 22
     Investment Restrictions......................................................... 26


SECTION II: KEY PERSONS.............................................................. 32

     Organization of the Company..................................................... 32
     Directors and Officers.......................................................... 33
     Directors....................................................................... 33
     Independent Directors' Compensation ............................................ 38
     Officers........................................................................ 38
     Standing Committees of the Board of Directors................................... 39
     Directors' Fund Holdings........................................................ 39
     Independent Directors' Affiliations and Transactions............................ 40
     Certain Shareholders of the Funds............................................... 40
     Investment Advisory Services.................................................... 42
     Administrative and Service Fees................................................. 44
     Distribution of Fund Shares..................................................... 44
     Other Important Service Providers............................................... 45


SECTION III: GENERAL INFORMATION..................................................... 46

Determining the Price of Shares...................................................... 46
Federal Income Taxes................................................................. 46
Performance Data..................................................................... 47


APPENDIX A: QUALITY RATINGS OF DEBT SECURITIES....................................... 51

SECTION I: INVESTMENT STRATEGIES, RISKS AND RESTRICTIONS
--------------------------------------------------------

                     ADDITIONAL INFORMATION ABOUT THE FUNDS'
                         INVESTMENT STRATEGIES AND RISKS

PRINCIPAL INVESTMENT STRATEGIES AND ADDITIONAL INVESTMENT STRATEGIES. The investment objectives, principal investment strategies and the main risks of Davis Value Portfolio, Davis Financial Portfolio, and Davis Real Estate Portfolio (each a "Fund") are described in each Fund's prospectuses. The Funds are not limited to just investing in the securities and using the principal investment strategies described in the prospectus. The Funds may invest in other securities and use additional investment strategies if, in the Adviser's professional judgment, (i) they may assist the Fund in pursuing its investment objective, (ii) they are consistent with the Funds' investment strategy, (iii) they will not cause the Fund to violate any of its investment restrictions, and
(iv) they will not materially change the Funds' risk profile as described in the Funds' prospectuses and statement of additional information, as amended from time to time. This section of the Statement of Additional Information contains supplemental information about the Funds' principal investment strategies and also describes additional investment strategies that Davis Selected Advisers, L.P. ("Adviser") and/or Davis Selected Advisers - NY, Inc. ("Sub-Adviser") may use to try to achieve the Funds' objectives. The composition of the Funds' portfolios and the strategies that the Adviser may use to try to achieve the Funds' investment objectives may vary depending on market conditions and available investment opportunities. The Funds are not required to use any of the investment strategies described below in pursuing their investment objectives. The Funds may use some of the investment strategies rarely or not at all. Whether the Funds use a given investment strategy at a given time depends on the professional judgment of the Adviser.

There is no assurance that the Funds will achieve their investment objectives. An investment in the Funds may not be appropriate for all investors, and short-term investing is discouraged. The Funds' investment objectives are not fundamental policies and may be changed by the Board of Directors without a vote of shareholders. The Funds' prospectuses would be amended prior to any change in investment objective and shareholders would be promptly notified of the change.

DAVIS VALUE PORTFOLIO. The Fund's investment objective is long term growth of capital. Under normal circumstances the Fund invests the majority of its assets in equity securities issued by companies with market capitalizations of at least $10 billion.

DAVIS FINANCIAL PORTFOLIO. The Fund's investment objective is long term growth of capital. Under normal circumstances the Fund invests at least 65% of its total assets in securities issued by companies "principally engaged" in the financial services industry. Beginning July 31, 2002, this percentage will change to 80% of its net assets plus any borrowing for investment purposes.

DAVIS REAL ESTATE PORTFOLIO. The Fund's investment objective is total return through a combination of growth and income. Under normal circumstances Davis Real Estate Portfolio invests at least 65% of its total assets in securities issued by companies "principally engaged" in the real estate industry. Beginning July 31, 2002, this percentage will change to 80% of its net assets plus any borrowing for investment purposes.

In the discussions that follow, "the Fund" applies equally to Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio.

EQUITY SECURITIES. Equity securities represent an ownership position in a company. These securities may include, without limitation, common stocks, preferred stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Events that have a negative impact on a business probably will be reflected in a decline in their equity securities. Furthermore, when the stock market declines, most equity securities, even those issued by strong companies, likely will decline in value.

RIGHTS AND WARRANTS. Rights and warrants are forms of equity securities. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

INITIAL PUBLIC OFFERINGS ("IPOs"). IPOs are a form of equity security. IPOs can have dramatic impact on Fund performance and assumptions about future performance based on that impact may not be warranted. Investing in IPOs involves risks. Many, but not all, of the companies issuing IPOs are small, unseasoned companies. These are companies that have been in operation for a short period of time. Small company securities, including IPOs, are subject to greater volatility in their prices than are securities issued by more established companies. If the Fund does not intend to make a long-term investment in the IPO (it is sometimes possible to immediately sell an IPO at a profit) the Adviser may not perform the same detailed research on the company that it does for core holdings.

SMALL- AND MID-CAPITALIZATION COMPANIES. Companies with less than $10 billion in market capitalization are considered by the Adviser to be mid- or small-capitalization companies. Investing in mid- and small-capitalization companies may be more risky than investing in large capitalization companies. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect the Fund's ability to dispose of them and can reduce the price the Fund might be able to obtain for them. Other investors that own a security issued by a mid-or small- capitalization company for whom there is limited liquidity might trade the security when the Fund is attempting to dispose of its holdings in that security. In that case the Fund might receive a lower price for its holdings than otherwise might be obtained. Small capitalization companies also may be unseasoned. These include companies that have been in operation for less than three years, including the operations of any predecessors.

FINANCIAL SERVICES SECTOR. The Adviser has developed a special expertise in financial services companies and the Fund may, from time to time, invest a significant portion of its assets in the financial services sector if the Adviser believes that such investments are consistent with the Fund's investment strategy, may contribute to the Fund achieving its investment objectives and will not cause the Fund to violate any of its investment restrictions.

A company is "principally engaged" in financial services if it owns financial services related assets constituting at least 50% of the total value of its assets, or if at least 50% of its revenues are derived from its provision of financial services. The financial services sector consists of several different industries that behave differently in different economic and market environments; for example, banking, insurance and securities brokerage houses. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

Due to the wide variety of companies in the financial services sector, they may react in different ways to changes in economic and market conditions.

Banking. Commercial banks (including "money center" regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent on the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry wide pricing and competition cycles. Property and casualty insurance companies may also be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or "junk" bond holdings) and failures of reinsurance carriers.

Other Financial Services Companies. Many of the investment considerations discussed in connection with banks and insurance companies also apply to financial services companies. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent on the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

Other Considerations. Regulations of the Securities and Exchange Commission ("SEC") impose limits on: (1) investments in the securities of companies that derive more than 15% of their gross revenues from the securities or investment management business. Although there are exceptions, a Fund is prohibited from investing more than 5% of its total assets in a single company that derives more than 15% of its gross revenues from the securities or investment management business, and (2) investments in insurance companies. A Fund is prohibited from owning more than 10% of the outstanding voting securities of an insurance company.

REAL ESTATE SECURITIES, INCLUDING REITs. Real estate securities are a form of equity security. Real estate securities are issued by companies that have at least 50% of the value of their assets, gross income or net profits attributable to ownership, financing, construction, management or sale of real estate, or to products or services that are related to real estate or the real estate industry. The Fund does not invest directly in real estate. Real estate companies include real estate investment trusts ("REITs") or other securitized real estate investments, brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. REITs pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income, and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) each taxable year. REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs also can realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid to the Fund, there will be a layering of fees, which would increase expenses and decrease returns.

Real estate securities, including REITs, are subject to risks associated with the direct ownership of real estate. The Fund also could be subject to such risks by reason of direct ownership as a result of a default on a debt security it may own. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent on management skill, may not be diversified and are subject to project financing risks. Such trusts also are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code, and failing to maintain exemption from registration under the Investment Company Act of 1940 ("1940 Act"). Changes in interest rates also may affect the value of the debt securities in the Fund's portfolio. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expense of the Fund but also, indirectly, similar expenses of the REITs, including compensation of management. Some real estate securities may be rated less than investment grade by rating services. Such securities may be subject to the risks of high-yield, high-risk securities discussed below.

CONVERTIBLE SECURITIES. Convertible Securities are a form of equity security. Generally, convertible securities are bonds, debentures, notes, preferred stocks, warrants or other securities that convert or are exchangeable into shares of the underlying common stock at a stated exchange ratio. Usually, the conversion or exchange is solely at the option of the holder. However, some convertible securities may be convertible or exchangeable at the option of the issuer or are automatically converted or exchanged at a time certain, or on the occurrence of certain events, or have a combination of these characteristics. Usually a convertible security provides a long-term call on the issuer's common stock and therefore tends to appreciate in value as the underlying common stock appreciates in value. A convertible security also may be subject to redemption by the issuer after a certain date and under certain circumstances (including a specified price) established on issue. If a convertible security held by the Fund is called for redemption, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it.

Convertible bonds, debentures and notes are varieties of debt securities, and as such are subject to many of the same risks, including interest rate sensitivity, changes in debt rating and credit risk. In addition, convertible securities are often viewed by the issuer as future common stock subordinated to other debt and carry a lower rating than the issuer's non-convertible debt obligations. Thus, convertible securities are subject to many of the same risks as high-yield, high-risk securities. A more complete discussion of these risks is provided below in the sections titled "Bonds and Other Debt Securities" and "High-Yield, High-Risk Debt Securities."

Due to its conversion feature, the price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock. A convertible security also normally will provide a higher yield than the underlying common stock (but generally lower than comparable non-convertible securities). Due to their higher yield, convertible securities generally sell above their "conversion value," which is the current market value of the stock to be received on conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because the yield acts as a price support. When the underlying common stocks rise in value, the value of convertible securities also may be expected to increase, but generally will not increase to the same extent as the underlying common stocks.

Fixed-income securities generally are considered to be interest rate-sensitive. The market value of convertible securities will change in response to changes in interest rates. During periods of falling interest rates, the value of convertible bonds generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.

FOREIGN SECURITIES. Equity securities are issued by both domestic and foreign companies. Foreign securities are: (1) issued by companies organized under the laws of a foreign country, (2) principally traded in securities markets outside of the United States, (3) issued by companies earning at least 50% of their revenues or profits outside of the United States, or (4) issued by companies having at least 50% of their assets outside of the United States. Foreign securities include equity securities, real estate securities, convertible securities and bonds. Investments in foreign securities may be made through the purchase of individual securities on recognized exchanges and developed over-the-counter markets, through American Depository Receipts ("ADRs") or Global Depository Receipts ("GDRs") covering such securities, and through U.S.-registered investment companies investing primarily in foreign securities. To the extent that the management fees paid to an investment company are for the same or similar services as the management fees paid to the Fund, there would be a layering of fees that would increase expenses and decrease returns. When the Fund invests in foreign securities, their operating expenses are likely to be higher than that of an investment company investing exclusively in U.S. securities, since the custodial and certain other expenses are expected to be higher.

Investments in foreign securities may involve a higher degree of risk than investments in domestic issuers. Foreign securities are often denominated in foreign currencies, which means that their value will be affected by changes in exchange rates, as well as other factors that affect securities prices. There is generally less information publicly available about foreign securities and securities markets, and there may be less government regulation and supervision of foreign issuers and securities markets. Foreign securities and markets also may be affected by political and economic instabilities and may be more volatile and less liquid than domestic securities and markets. Investment risks may include expropriation or nationalization of assets, confiscatory taxation, exchange controls and limitations on the use or transfer of assets and significant withholding taxes. Foreign economies may differ from the United States favorably or unfavorably with respect to inflation rates, balance of payments, capital reinvestment, gross national product expansion and other relevant indicators. The Fund may attempt to reduce exposure to market and currency fluctuations by trading in currency futures contracts or options on futures contracts for hedging purposes only.

SPECIAL RISKS OF EMERGING MARKETS. Emerging and developing markets abroad may offer special opportunities for growth investing but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. Securities in emerging market countries may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. There may be even less liquidity in their securities markets, and settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. Emerging countries may have less developed trading markets and exchanges. They may have less developed legal and accounting systems.

BONDS AND OTHER DEBT SECURITIES. Bonds and other debt securities may be purchased by the Fund if the Adviser believes that they are consistent with the Fund's investment strategies, may contribute to the Fund's investment objective and will not cause the Fund to violate any of its investment restrictions. The U.S. government, corporations and other issuers sell bonds and other debt securities to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate, depending on such factors as interest rates, credit quality and maturity.

Bonds and other debt securities generally are subject to credit risk and interest rate risk. While debt securities issued by the U.S. Treasury generally are considered free of credit risk, debt issued by agencies and corporations all entail some level of credit risk. Investment grade debt securities have less credit risk than do high-yield, high-risk debt securities. Credit risk is described more fully in the section titled "High-Yield, High-Risk Debt Securities."

Bonds and other debt securities generally are interest rate-sensitive. During periods of falling interest rates, the value of debt securities held by the Fund generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.

GOVERNMENT SECURITIES. U.S. Government Securities are debt securities that are obligations of or guaranteed by the U.S. government, its agencies or instrumentalities. There are two basic types of U.S. Government Securities: (1) direct obligations of the U.S. Treasury, and (2) obligations issued or guaranteed by an agency or instrumentality of the U.S. government. Agencies and instrumentalities include the Federal

Farm Credit System ("FFCS"), Student Loan Marketing Association ("SLMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Home Loan Banks ("FHLB"), Federal National Mortgage Association ("FNMA") and Government National Mortgage Association ("GNMA"). Some obligations issued or guaranteed by agencies or instrumentalities, such as those issued by GNMA, are fully guaranteed by the U.S. government. Others, such as FNMA bonds, rely on the assets and credit of the instrumentality with limited rights to borrow from the U.S. Treasury. Still other securities, such as obligations of the FHLB, are supported by more extensive rights to borrow from the U.S. Treasury.

U.S. Government Securities include mortgage-related securities issued by an agency or instrumentality of the U.S. government. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the Certificate.

Pools of mortgages also are issued or guaranteed by other agencies of the U.S. government. The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened or lengthened by unscheduled or early payment, or by slower than expected prepayment of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool.

A collateralized mortgage obligation (`CMO") is a debt security issued by a corporation, trust or custodian, or by a U.S. government agency or instrumentality that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, U.S. Government Securities or corporate debt obligations. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. CMOs are most often issued in two or more classes (each of which is a separate security) with varying maturities and stated rates of interest. Interest and principal payments from the underlying collateral (generally a pool of mortgages) are not necessarily passed directly through to the holders of the CMOs; these payments typically are used to pay interest on all CMO classes and to retire successive class maturities in a sequence. Thus, the issuance of CMO classes with varying maturities and interest rates may result in greater predictability of maturity with one class and less predictability of maturity with another class than a direct investment in a mortgage-backed pass-through security (such as a GNMA Certificate). Classes with shorter maturities typically have lower volatility and yield while those with longer maturities typically have higher volatility and yield. Thus, investments in CMOs provide greater or lesser control over the investment characteristics than mortgage pass-through securities and offer more defensive or aggressive investment alternatives.

Investments in mortgage-related U.S. Government Securities, such as GNMA Certificates and CMOs, also involve other risks. The yield on a pass-through security typically is quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium; the opposite is true for pass-throughs purchased at a discount. During periods of declining interest rates, prepayment of mortgages underlying pass-through certificates can be expected to accelerate. When the mortgage obligations are prepaid, the Fund reinvest the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Fund's ability to maintain a portfolio of high-yielding, mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities that have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages that underlie securities purchased at a premium could result in capital losses. Investment in such securities also could subject the Fund to

"maturity extension risk," which is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security that was considered a short or intermediate-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

The guarantees of the U.S. government, its agencies and instrumentalities are guarantees of the timely payment of principal and interest on the obligations purchased. The value of the shares issued by the Fund is not guaranteed and will fluctuate with the value of the Fund's portfolio. Generally when the level of interest rates rise, the value of the Fund's investment in government securities is likely to decline and, when the level of interest rates decline, the value of the Fund's investment in government securities is likely to rise.

The Fund may engage in portfolio trading primarily to take advantage of yield disparities. Such trading strategies may result in minor temporary increases or decreases in the Fund's current income and in its holding of debt securities that sell at substantial premiums or discounts from face value. If expectations of changes in interest rates or the price of the securities prove to be incorrect, the Fund's potential income and capital gain will be reduced or its potential loss will be increased.

HIGH-YIELD, HIGH-RISK DEBT SECURITIES. The real estate securities, convertible securities, bonds and other debt securities in which the Fund may invest may include high-yield, high-risk debt securities rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investors Service ("Moody's") or unrated securities. Securities rated BB or lower by S&P and Ba or lower by Moody's are referred to in the financial community as "junk bonds" and may include D-rated securities of issuers in default. See Appendix A for a more detailed description of the rating system. Ratings assigned by credit agencies do not evaluate market risks. The Adviser considers the ratings assigned by S&P or Moody's as one of several factors in its independent credit analysis of issuers. A brief description of the quality ratings of these two services is contained in the section titled "Quality Ratings of Debt Securities."

While likely to have some quality and protective characteristics, high-yield, high-risk debt securities, whether convertible into common stock, usually involve increased risk as to payment of principal and interest. Issuers of such securities may be highly leveraged and may not have available to them traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high-yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their principal and interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

High-yield, high-risk debt securities are subject to greater price volatility than higher-rated securities, tend to decline in price more steeply than higher-rated securities in periods of economic difficulty or accelerating interest rates and are subject to greater risk of non-payment in adverse economic times. There may be a thin trading market for such securities. This may have an adverse impact on market price and the ability of the Fund to dispose of particular issues and may cause the Fund to incur special securities' registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Unexpected net redemptions may force the Fund to sell high-yield, high-risk debt securities without regard to investment merit, thereby possibly reducing return rates. Such securities may be subject to redemptions or call provisions, which, if exercised when investment rates are declining, could result in the replacement of such securities with lower-yielding securities, resulting in a decreased return. To the extent that the Fund invests in bonds that are original issue discount, zero-coupon, pay-in-kind or deferred interest bonds, the Fund may have taxable interest income in excess of the cash actually received on these issues. In order to avoid taxation to the Fund, the Fund may have to sell portfolio securities to meet taxable distribution requirements.

The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic and industry conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis regarding individual lower-rated bonds, and the high-yield, high-risk market may depress the prices for such securities. If the negative factors such as the aforementioned adversely impact the market value of high-yield, high-risk securities, net asset value will be adversely affected.

The Fund may have difficulty disposing of certain high-yield, high-risk bonds because there may be a thin trading market for such bonds. Because not all dealers maintain markets in all high-yield, high-risk bonds, the Fund anticipates that such bonds could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on market price and the ability to dispose of particular issues and also may make it more difficult to obtain accurate market quotations or valuations for purposes of valuing the Fund's assets. Market quotations generally are available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bid prices of such dealers or prices for actual sales. In addition, adverse publicity and investor perceptions may decrease the values and liquidity of high-yield, high-risk bonds regardless of a fundamental analysis of the investment merits of such bonds. To the extent that the Fund purchases illiquid or restricted bonds, it may incur special securities' registration responsibilities, liabilities and costs, and liquidity and valuation difficulties relating to such bonds.

Bonds may be subject to redemption or call provisions. If an issuer exercises these provisions when investment rates are declining, the Fund will be likely to replace such bonds with lower-yielding bonds, resulting in a decreased return. Zero-coupon, pay-in-kind and deferred interest bonds involve additional special considerations. Zero-coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amount or par value. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities paying interest currently, having similar maturities and credit quality. Pay-in-kind bonds pay interest in the form of other securities rather than cash. Deferred interest bonds defer the payment of interest to a later date. Zero-coupon, pay-in-kind or deferred interest bonds carry additional risk in that, unlike bonds that pay interest in cash throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold. There is no assurance of the value or the liquidity of securities received from pay-in-kind bonds. If the issuer defaults, the Fund may obtain no return at all on their investment. To the extent that the Fund invests in bonds that are original issue discount, zero-coupon, pay-in-kind or deferred interest bonds, the Fund may have taxable interest income in excess of the cash actually received on these issues. In order to distribute such income to avoid taxation, the Fund may have to sell portfolio securities to meet its taxable distribution requirements under circumstances that could be adverse.

Federal tax legislation limits the tax advantages of issuing certain high-yield, high-risk bonds. This could have a materially adverse effect on the market for high-yield, high-risk bonds.

A description of each bond quality category is set forth in Appendix A. The ratings of Moody's and S&P represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. There is no assurance that a rating assigned initially will not change. The Fund may retain a security whose rating has changed or has become unrated.

CASH MANAGEMENT. For defensive purposes or to accommodate inflows of cash awaiting more permanent investment, the Fund may temporarily and without limitation hold high-grade short-term money market instruments, cash and cash equivalents, including repurchase agreements. The Fund also may invest in other investment companies (or companies exempted under Section 3(c)(7) of the 1940
Act) that themselves primarily invest in temporary defensive investments, including commercial paper. To the extent that the management fees paid to the other investment companies are for the same or similar services as the management fees paid to the Fund, there will be a layering of fees that would increase expenses and decrease returns. Investments in other investment companies are limited by the 1940 Act.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. Repurchase agreements involve an agreement to purchase a security and to sell that security back to the original owner at an agreed-on price. The resale price reflects the purchase price plus an agreed-on incremental amount, which is unrelated to the coupon rate or maturity of the purchased security. The repurchase obligation of the seller is, in effect, secured by the underlying securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto, (b) possible loss of all or a part of the income during this period, and (c) expenses of enforcing its rights.

The Fund will enter into repurchase agreements only when the seller agrees that the value of the underlying securities, including accrued interest (if any), will at all times be equal to or exceed the value of the repurchase agreement. The Fund may enter into tri-party repurchase agreements in which a third-party custodian bank ensures the timely and accurate exchange of cash and collateral. The majority of these transactions run from day to day and delivery pursuant to the resale typically occurs within one to seven days of the purchase. The Fund normally will not enter into repurchase agreements maturing in more than seven days.

BORROWING. The Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. The Fund may also borrow up to an additional 5% of its total assets from banks or others. The Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. In the event that market fluctuations cause borrowing to exceed the limits stated above, the Adviser would act to remedy the situation as promptly as possible (normally within three business days), although it is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result. Borrowing money to meet redemptions or other purposes would have the effect of temporarily leveraging the Fund's assets and potentially exposing the Fund to leveraged losses.

LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to certain types of eligible borrowers approved by the Board of Directors. The Fund may engage in securities lending to earn additional income or to raise cash for liquidity purposes. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. The collateral must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest.

Lending activities are strictly limited as described in the section titled "Investment Restrictions." Lending money or securities involves the risk that the Fund may suffer a loss if a borrower does not repay a loan when due. To manage this risk the Fund deals only with counter-parties its believes to be creditworthy and require that the counter-party deposit collateral with the Fund.

When it loans securities, the Fund still owns the securities, receives amounts equal to the dividends or interest on loaned securities and is subject to gains or losses on those securities. The Fund also receives one or more of: (a) negotiated loan fees, (b) interest on securities used as collateral, and/or (c) interest on any short-term debt instruments purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund also may pay reasonable finder's, custodian and administrative fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities that are subject to contractual restrictions on resale. The Fund's policy is to not purchase or hold illiquid securities (which may include restricted securities) if more than 15% of the Fund's net assets would then be illiquid.

The restricted securities that the Fund may purchase include securities that have not been registered under the 1933 Act but are eligible for purchase and sale pursuant to Rule 144A ("Rule 144A Securities"). This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser, under criteria established by the Fund's Board of Directors, will consider whether Rule 144A Securities being purchased or held by the Fund are illiquid and thus subject to the Fund's policy limiting investments in illiquid securities. In making this determination, the Adviser will consider the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities also will be monitored by the Adviser and, if as a result of changed conditions it is determined that a Rule 144A Security is no longer liquid, the Fund's holding of illiquid securities will be reviewed to determine what, if any, action is required in light of the policy limiting investments in such securities. Investing in Rule 144A Securities could have the effect of increasing the amount of investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS. The Fund can invest in securities on a "when-issued" basis and can purchase or sell securities on a "delayed-delivery" basis. When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date (generally within 45 days of the date the offer is accepted). The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Adviser before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund from the investment.

The Fund may engage in when-issued transactions to secure what the Adviser considers to be an advantageous price and yield at the time of entering into the obligation. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Adviser considers to be advantageous. When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and strategies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it can dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund's net asset value. In a sale transaction, it records the proceeds to be received. The Fund will identify on its books liquid securities of any type at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment.

When issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

A segregated account is not required when the Fund holds securities, options or futures positions whose values are expected to offset its obligations that would otherwise require a segregated account.

SEGREGATED ACCOUNTS. A number of the Fund's investment strategies require it to establish segregated accounts. When the Fund enters into an investment strategy that would result in a "senior security" as that term is defined in the 1940 Act, the Fund will either: (i) own an offsetting position in securities, options or futures positions, or (ii) set aside liquid securities in a segregated account with its custodian bank (or designated in the Fund's books and records) in the amount prescribed. The Fund will maintain the value of such segregated account equal to the prescribed amount by adding or removing additional liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the senior security is outstanding, unless they are replaced with similar securities.

DERIVATIVES. The Fund can invest in a variety of derivative investments to pursue its investment objective or for hedging purposes. Some derivative investments the Fund can use are the hedging instruments described below.

Hedging. The Fund can use hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated or to facilitate selling securities for investment reasons. To do so, the Fund could:

o    sell futures contracts;
o    buy puts on such futures or on securities; or
o    write covered calls on securities or futures.

The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case, the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could:

o    buy futures; or
o    buy calls on such futures or on securities.

The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Adviser's discretion, as described below. The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund can employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

Futures. The Fund can buy and sell futures contracts that relate to: (1) broad-based stock indices ("stock index futures"), (2) debt securities (these are referred to as "interest rate futures"), (3) other broad-based securities indices (these are referred to as "financial futures"), (4) foreign currencies (these are referred to as "forward contracts"), or (5) commodities (these are referred to as "commodity futures").

A broad-based stock index is used as the basis for trading stock index futures. They may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. Financial futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party also may settle the transaction by entering into an offsetting contract.

An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position.

No money is paid or received by the Fund on the purchase or sale of a future. On entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

At any time prior to expiration of the future, the Fund can elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions, except forward contracts, are effected through a clearinghouse associated with the exchange on which the contracts are traded.

Put and Call Options. The Fund can buy and sell certain kinds of put options ("puts") and call options ("calls"). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options and options on the other types of futures described above.

Writing Covered Call Options. The Fund can write (that is, sell) covered calls. If the Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding or, for certain types of calls, the call can be covered by identifying liquid assets on the Fund's books to enable the Fund to satisfy its obligations if the call is exercised.

When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

The Fund's custodian bank, or a securities depository acting for the custodian bank, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

When the Fund writes an over-the-counter ("OTC") option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the marked-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker. To terminate its obligation on a call it has written, the Fund can purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending on whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

The Fund also can write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by identifying an equivalent dollar amount of liquid assets on the Fund's books. The Fund will identify additional liquid assets on its books if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

Writing Put Options. The Fund can sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period.

If the Fund writes a put, the put must be covered by liquid assets identified on the Fund's books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price. If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price usually will exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets.

As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates on expiration of the put. It also may terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

The Fund can decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction also will permit the Fund to write another put option on the security or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes and, when distributed by the Fund, are taxable as ordinary income.

Purchasing Calls and Puts. The Fund can purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

The Fund can buy puts whether it holds the underlying investment in its portfolio. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price. Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund can sell the put prior to its expiration. That sale may or may not be at a profit.

When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely correlated currency. The Fund also can use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed on by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

The Fund can use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund might enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared and the date on which the payments are made or received.

The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When the Fund believes that foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed-dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a "cross hedge."

The Fund will cover its short positions in these cases by identifying to its custodian bank assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge. However, to avoid excess transactions and transaction costs, the Fund can maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess. As one alternative, the Fund can purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund can purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price.

The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Adviser might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency, the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received on the sale of the security. There will be additional transaction costs on the spot market in those cases.

The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements would not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first and offsetting contracts.

The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts usually are entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund can convert foreign currency from time to time and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

Index-Linked Notes. Principal and/or interest payments on these notes depend on the performance of an underlying index. Currency-indexed securities are another derivative the Fund can use. Typically these are short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Debt Exchangeable for Common Stock of an Issuer or "Equity-Linked Debt Securities" of an Issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the Adviser expected.

Interest Rate Swap Transactions. The Fund can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments. The Fund can enter into swaps only on securities that it owns. Also, the Fund will identify liquid assets on its books (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it received. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Adviser will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate all of the swaps with that party. Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

Hedging Foreign Currency. To attempt to reduce exposure to currency fluctuations, the Fund may trade in forward foreign currency exchange contracts (forward contracts), currency futures contracts and options thereon and securities indexed to foreign securities. These techniques are not always effective and their use may expose the Fund to other risks, such as liquidity and counterparty risk. The Adviser exercises its professional judgment as to whether the reduction in currency risk justifies the expense and exposure to liquidity and counterparty risk. In past years, the Adviser has typically not used these techniques to any significant extent. These techniques may be used to lock in an exchange rate in connection with transactions in securities denominated or traded in foreign currencies, to hedge the currency risk in foreign securities held by the Fund and to hedge a currency risk involved in an anticipated purchase of foreign securities. Cross-hedging also may be utilized; that is, entering into a hedge transaction with respect to a foreign currency different from the one in which a trade is to be made or in which a portfolio security is principally traded. There is no limitation on the amount of assets that may be committed to currency hedging. However, the currency hedging transactions may be utilized as a tool to reduce currency fluctuation risks due to a current or anticipated position in foreign securities. The successful use of currency hedging transactions usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements. Should interest or exchange rates move in an unexpected manner, the anticipated benefits of futures contracts, options or forward contracts may not be achieved or losses may be realized and thus the Fund could be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements therefore could continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. When taking a position in an anticipatory hedge (when the Fund purchases a futures contract or other similar instrument to gain market exposure in anticipation of purchasing the underlying securities at a later date), the Fund is required to set aside cash or high-grade liquid securities to fully secure the obligation.

A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers. Such a contract gives the Fund a position in a negotiated, currently non-regulated market. The Fund may enter into a forward contract; for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, when the Adviser believes that a foreign currency may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. When the Adviser believes that the U.S. dollar may suffer a substantial decline against a foreign currency, the Fund may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount in anticipation of purchasing foreign traded securities ("position hedge"). In this situation the Fund may, in the alternative, enter into a forward contract with respect to a different foreign currency for a fixed U.S. dollar amount ("cross hedge"). This may be done, for example, where the Adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated.

The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over the counter. Currently, a significant portion or all of the value of an over-the-counter option may be treated as an illiquid investment and subject to the restriction on such investments as long as the Securities and Exchange Commission ("SEC") requires that over-the-counter options be treated as illiquid. Generally, the Fund would utilize options traded on exchanges where the options are standardized.

The Fund may enter into contracts for the purchase or sale for future delivery of foreign currencies ("currency futures contracts") and may purchase and write put and call options to buy or sell currency futures contracts. A "sale" of a currency futures contract means the acquisition of a contractual obligation to deliver the foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a currency futures contract means the incurring of a contractual obligation to acquire the foreign currencies called for by the contract at a specified price on a specified date. Options on currency futures contracts to be purchased by the Fund will be traded on U.S. or foreign exchanges or over the counter.

The Fund also may purchase securities (debt securities or deposits) that have their coupon rate or value at maturity determined by reference to the value of one or more foreign currencies. These strategies will be used for hedging purposes only. The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Fund will not enter into a currency hedging position that exposes the Fund to an obligation to another party unless it follows its segregated account procedures.

The Fund's ability to dispose of its positions in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to currencies still are developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that:
(i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit, and (ii) the Fund may not be able to sell currencies covering an option written by the Fund until the option expires or it delivers the underlying futures currency on exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. The Fund's ability to engage in currency hedging transactions may be limited by tax considerations.

Risks of Hedging With Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Adviser uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund also could experience losses if the prices of its futures and options positions were not correlated with its other investments.

The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

There is a risk in using short hedging by selling futures or purchasing puts on broad based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of the securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices on which the hedging instruments are based. The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broad based indices or on securities. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions with respect to the use of futures as established by the Commodities Futures Trading Commission (the "CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule, the Fund must limit its aggregate initial futures margin and related options premiums to not more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund also must use short futures and options on futures solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund can write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Fund can invest are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

Certain forward contracts the Fund enters into may result in "straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss generally is allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss: (1) gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and (2) gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

                             PORTFOLIO TRANSACTIONS

The Adviser is responsible for the placement of portfolio transactions, subject to the supervision of the Board of Directors. The Fund has adopted a policy of seeking to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable price. Subject to this policy, research services, payment of bona fide fund expenses and placement of orders by securities firms for Fund shares may be taken into account as a factor in placement of portfolio transactions. In seeking the Fund's investment objective, the Fund may trade to some degree in securities for the short term if the Adviser believes that such trading is advisable.

The Adviser serves as a discretionary investment adviser for many clients. Accordingly, the Adviser generally determines the securities and quantities to be bought and sold for each client's account. On a quarterly basis or as requested, clients receive itemized account statements reflecting present holdings and transactions for the account's stated period.

Best Execution

The Adviser seeks to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable net price. In placing executions and paying brokerage commissions or dealer markups, the Adviser considers, among other factors, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communication and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on the particular security or market in which the transaction is to occur, the range and quality of the services made available to clients, research services, the payment of bona fide client expenses and (for clients who are registered investment companies or unregistered private investment companies) the sale of fund shares. At times the Adviser may pay a higher price to receive research services, as described below. The applicability of specific criteria will vary depending on the nature of the transaction, the market in which it is executed and the extent to which it is possible to select from among multiple broker-dealers.


Directed Brokerage

Clients may designate the use of a specified broker-dealer, whether because the broker provides services to the client or for other reasons. In the event a client instructs the Adviser to direct brokerage to a specified broker-dealer, that broker-dealer assumes responsibility for execution. Clients who designate the use of a particular broker-dealer should understand that they may lose: (i) the possible advantage that non-designating clients derive from aggregation of orders for several clients as a single transaction for the purchase or sale of a particular security, and (ii) the ability of the Adviser to effectively negotiate the commission rate. Such a client's trades may be effected after the trades of clients that have not designated a particular broker-dealer. Transactions in client accounts participating in managed account/wrap programs are typically executed through the program sponsor. Executing the transaction away from the program sponsor would result in the client account being charged an additional commission.


Affiliated Brokerage

The Adviser is authorized to place portfolio transactions with Shelby Cullom Davis & Co., a member of the New York Stock Exchange that may be deemed to be an affiliate of the Adviser, if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms for similar services. The brokerage commissions that the Funds may have paid to Shelby Cullom Davis & Co. are detailed in the section entitled "Portfolio Commissions."


Investment Allocations

The Adviser considers many factors when allocating securities among clients, including but not limited to, the client's investment style, applicable restrictions, availability of securities, available cash and other current holdings. The Adviser attempts to allocate investment opportunities among clients in a manner, that is fair and equitable when viewed over a period of time and involving many allocations. However, clients are not ensured of participating equally or at all in particular investment allocations. The nature of a client's investment style may exclude it from participating in many investment opportunities, even if the client is not strictly precluded from participation based on written investment restrictions. For example: (i) large-cap equity clients are unlikely to participate in initial public offerings of small-capitalization companies, and (ii) the Adviser is likely to allocate short-term trading opportunities to clients pursuing active trading strategies rather than clients pursuing long-term buy-and-hold strategies. The Adviser serves as investment adviser for a number of clients and may deal with conflicts of interest when allocating investment opportunities among its various clients. For example, the Adviser receives different advisory fees from various clients, including performance incentive fees; the performance records of some clients are more public than the performance records of other clients; and the Adviser and its affiliates, owners, officers and employees have invested substantial amounts of their own capital in some client accounts (notably mutual funds and hedge funds) but do not invest their own capital in every client's account. The majority of the Adviser's clients pursue specific investment strategies, many of which are similar. The Adviser expects that, over long periods of time, most clients pursuing similar investment strategies should experience similar, but not identical, investment performance. Many factors affect investment performance, including, but not limited to, the timing of cash deposits and withdrawals to and from an account, the Adviser may not purchase or sell a given security on behalf of all clients pursuing similar strategies, price and timing differences when buying or selling securities, and clients pursuing similar investment strategies may impose different investment restrictions. The Adviser has adopted written trading policies designed to minimize possible conflicts of interest in trading for its clients.

The Adviser's trading desk prioritizes incoming orders of similar purchases and sales of securities between institutional and managed accounts/wrap orders. The Adviser's trading desk typically executes orders for institutional clients, including investment companies, institutional private accounts, sub-advised accounts and others. Managed account/wrap program sponsors typically execute orders for managed account/wrap clients. The Adviser's trading desk attempts to coordinate the timing of orders to prevent the Adviser from "bidding against" itself on such orders.

The Adviser serves as investment adviser for a number of clients whose portfolios are patterned after model portfolios or designated mutual funds managed by the Adviser. The portfolio holdings and transactions of these clients are similar to, but not exactly the same as, the model portfolios or designated mutual funds. The Adviser may not purchase or sell a given security on behalf of all clients (even clients managed in a similar style), and it may not execute a purchase or sale of securities for all participating clients at the same time.

The Adviser generally executes trades for patterned client accounts after the trade has been executed for the model portfolio or designated mutual fund after which the client account is patterned. Since most of the Adviser's transactions are in large-capitalization exchange-traded equities, the Adviser believes that this usually does not impact the long-term performance of these clients.

Managed account/wrap clients have contractual relationships with their program sponsors that typically makes it advantageous for the program sponsors to execute most or all of their transactions. Managed account/wrap clients trade throughout the day as directed by the Adviser's trading desk. While managed account/wrap clients are trading, the Adviser's trading desk typically suspends trading for other clients until the program sponsors have completed their transactions. In determining the priority of transactions involving managed account/wrap clients the Adviser's trading desk considers a number of factors, including a fair rotation among clients, the size of the transaction relative to the size of the managed account/wrap client, the depth and liquidity of the trading market and potential market impact of the transactions.

Orders for accounts that are not patterned after model portfolios or designated mutual funds shall generally be executed in the order received by the trading desk, with the following exceptions: (i) execution of orders for clients that have directed that particular brokers to be used will generally be delayed until the orders that do not direct a particular broker have been filled, (ii) execution of orders may be delayed when the client (or responsible portfolio manager) requests such delay due to market conditions in the security to be purchased or sold, and (iii) execution of orders that are to be bunched or aggregated with other orders for the purchase or sale of the same security may be delayed.

Aggregated Trades

The Adviser frequently follows the practice of aggregating orders of various institutional clients for execution, if the Adviser believes that this will result in the best net price and most favorable execution. In such event, the allocation will be made by the Adviser in the manner considered to be most equitable and consistent with its fiduciary obligations to all such clients. In certain cases where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price and commission rate paid or received with respect to the total order placed on that day. In some instances, this procedure could adversely affect a given client, but the Adviser believes that any disadvantage in the procedure would be outweighed by the increased selection available and the increased opportunity to engage in volume transactions.

In accordance with the various managed account/wrap programs in which the Adviser participates, the Adviser typically directs all trading to the applicable program sponsor, unless in the Adviser's reasonable discretion, doing so would adversely affect the client. Clients typically pay no commissions on trades executed through program sponsors.

There are occasions when the Adviser varies from the trading procedures described above. The Adviser exercises its best judgment in determining whether clients should execute portfolio transactions simultaneously with, prior to or subsequent to the model portfolio or designated mutual fund after which their accounts are patterned. The factors that the Adviser considers in exercising its judgment include, but are not limited to, the need for confidentiality of the purchase or sale, market liquidity of the securities in issue, the particular events or circumstances that prompt the purchase or sale of the securities and operational efficiencies. Even when transactions are executed on the same day, clients may not receive the same prices as the model portfolios or designated mutual funds after which they are patterned. If the transactions are not aggregated, such prices may be better or worse.


Research Paid for With Commissions

In selecting brokers, the Adviser may consider selecting those brokers that assist the Adviser in fulfilling its investment management responsibilities.

In return for brokerage the Adviser receives published research reports from multiple sources and access to brokerage firms' research departments. Research received from brokerage firms is used to supplement the Adviser's internal research. While there are no formal procedures for allocation of brokerage, the Adviser follows the concepts of Section 28(e) of the Securities Exchange Act of 1934. Subject to the criteria of Section 28(e), the Adviser may pay a broker a brokerage commission in excess of that which another broker might have charged for effecting the same transactions, in recognition of the value of the brokerage and research services provided by or through the broker. The Adviser believes it is important to its investment decision-making to have access to independent research.

Research information received from brokers covers a wide range of topics, including the economic outlook, the political environment, demographic and social trends, and individual company and industry analysis. In accordance with certain brokerage arrangements, brokers may furnish, for example, proprietary or third party research reports, supplemental performance reports, statistical analysis, computer services used for research and portfolio analysis, and other valuable research information. In addition the Adviser may receive certain brokerage and research products and services which provide both research and non-research ("mixed-use") benefits. For example, computer services which are used for both portfolio analysis and account administration. In these instances only research portions are attributed to client brokerage commissions and the non-research portion will be paid in cash by the Adviser.

The Adviser provides the Boards of Directors of mutual funds for which it serves as the primary manager (not sub-adviser) with quarterly reports detailing all research services purchased with commissions. The Directors and their independent counsel review these reports.

The Adviser's compliance officer regularly reviews brokerage paid in return for research and execution and makes a good faith determination that: (1) the amount of commissions allocated to a broker are reasonable in relation to the value of the brokerage and research services received, and (2) the research and services received provide lawful and appropriate assistance to the Adviser in the performance of its investment decision making responsibilities.

Portfolio Turnover. Because of the Fund's investment strategies, portfolio turnover rate will vary. At times it could be high, which could require the payment of larger amounts in brokerage commissions. The Fund anticipates that, during normal market conditions, its annual portfolio turnover rate will be less than 100%.

When the Adviser deems it to be appropriate, the Fund may engage in active and frequent trading to achieve its investment objective. Active trading may include participation in initial public offerings. Active trading may result in the realization and distribution to shareholders of higher capital gains compared with a fund with less active trading strategies, which would increase shareholder tax liability. Frequent trading also increases transaction costs, which could detract from the Fund's performance.

Portfolio Commissions
The Funds paid the following brokerage commissions:


                                                     FISCAL YEAR ENDED DECEMBER 31,
                                                       2001                 2000
                                                       ----                 ----
Davis Value Portfolio
Brokerage commissions paid:                         $264,445              $105,886
Amount paid to brokers providing research:                2%                   78%
Brokerage commissions paid to Shelby Cullom
     Davis & Co.(1):                                     N/A                  $110

Davis Financial Portfolio
Brokerage commissions paid:                          $21,303               $13,501
Amount paid to brokers providing research:                1%                   78%
Brokerage commissions paid to Shelby Cullom
     Davis & Co. (1):                                    N/A                   $15

Davis Real Estate Portfolio
Brokerage commissions paid:                          $20,133                $8,694
Amount paid to brokers providing research:      less than 1%                   80%
Brokerage commissions paid to Shelby Cullom
     Davis & Co. (1):                                    N/A                   N/A

(1) Shelby Cullom Davis & Co. is a broker-dealer who may be considered an affiliated person of the Adviser. During the period ended December 31, 2001, commissions received represented:

                                                 % OF AGGREGATE DOLLAR AMOUNT OF
                             PERCENTAGE OF            TRANSACTIONS INVOLVING
FUND                       COMMISSIONS PAID        THE PAYMENT OF COMMISSIONS
----                       ----------------        --------------------------
Davis Value Portfolio           N/A                           N/A
Davis Financial Portfolio       N/A                           N/A
Davis Real Estate Portfolio     N/A                           N/A

Investments in Certain Broker-Dealers. As of December 31, 2001, the Funds owned the following securities issued by any of the 10 broker-dealers with whom it transacted the most business during the fiscal year ended December 31, 2001:

Fund                                                          $ value
----                                                          -------
Davis Value Portfolio
         Morgan Stanley Dean Witter & Co.                     4,150,748

Davis Financial Portfolio
         Morgan Stanley Dean Witter & Co.                     352,422

Davis Real Estate Portfolio                                      N/A

                             INVESTMENT RESTRICTIONS


The Funds follow investment strategies developed in accordance with the investment objective, policies and restrictions described in their prospectuses and this Statement of Additional Information.

The Funds have adopted the fundamental investment policies set forth below, which may not be changed without a shareholder vote. Where necessary, an explanation beneath a fundamental policy describes the

Funds' practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Funds' practices may change accordingly without a shareholder vote.

The fundamental investment restrictions set forth below may not be changed without the approval of the holders of the lesser of (i) 67% of the eligible votes, if the holders of more than 50% of the eligible votes are represented, or
(ii) more than 50% of the eligible votes.

Except for the fundamental investment policies regarding illiquid securities and borrowing, all percentage restrictions apply as of the time of an investment without regard to any later fluctuations in the value of portfolio securities or other assets. All references to the assets of a Fund are in terms of current market value.

(1) DIVERSIFICATION (DAVIS VALUE PORTFOLIO AND DAVIS FINANCIAL PORTFOLIO). The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

Further Explanation of Diversification Policy. To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the United States ("U.S.") government or its agencies or instrumentalities.

DIVERSIFICATION (DAVIS REAL ESTATE PORTFOLIO). The Fund is not required to diversify its investments.

Further Explanation of Diversification Policy. The Fund intends to remain classified as a regulated investment company under the Internal Revenue Code. This requires the Fund to conform to the following: at the end of each quarter of the taxable year, at least 50% of the value of the Fund's total assets must be represented by: cash and cash items; U.S. government securities; securities of other regulated investment companies and "other securities." For this purpose, "other securities" does not include investments in the securities of any one issuer that represent more than 5% of the value of the Fund's total assets or more than 10% of the issuer's outstanding voting securities.

(2) CONCENTRATION (DAVIS VALUE PORTFOLIO). The Fund may not concentrate its investments in the securities of issuers principally engaged in any particular industry.

Further Explanation of Concentration Policy. The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers principally engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

CONCENTRATION (DAVIS FINANCIAL PORTFOLIO). The Fund concentrates its investments in the financial services industry.

Further Explanation of Concentration Policy. During normal market conditions, the Fund is required to invest 25% or more of its total assets in companies "principally engaged" in financial services. Under normal circumstances, the Fund will invest at least 65% of its total assets in securities issued by companies in the financial services sector. Beginning July 31, 2002, this percentage will change to 80% of its net assets plus any borrowing.

A company is "principally engaged" in financial services if it owns financial services related assets constituting at least 50% of the total value of its assets, or if at least 50% of its revenues are derived from its provision of financial services. The financial services sector consists of several different industries that behave differently in different economic and market environments, for example banking, insurance and securities brokerage houses. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers principally engaged in any particular industry (other than issuers in the financial services sector or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

CONCENTRATION (DAVIS REAL ESTATE PORTFOLIO). The Fund concentrates its investments in real estate securities.

Further Explanation of Concentration Policy. During normal market conditions, the Fund is required to invest 25% or more of its total assets in real estate securities. Under normal circumstances, the Fund will invest at least 65% of its total assets in securities issued by companies in the real estate industry. Beginning July 31, 2002, this percentage will change to 80% of its net assets plus any borrowing for investment purposes.

Real estate securities are issued by companies that have at least 50% of the value of their assets, gross income, or net profits attributable to ownership, financing, construction, management or sale of real estate, or to products or services that are related to real estate or the real estate industry. Real estate companies include real estate investment trusts or other securitized real estate investments, brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies.

The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers principally engaged in any particular industry (other than real estate securities or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Industry Classification for Concentration Policy. (Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio) The Funds generally use BLP Equity Economic Sectors ("BLP Code") as published by Bloomberg L.P. to determine industry classification. The Adviser may re-classify a company if it believes that the BLP Code on a specific company does not accurately describe the company.

(3) ISSUING SENIOR SECURITIES. The Fund may not issue senior securities, except as permitted under applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Issuing Senior Securities. The Fund may not issue senior securities nor sell short more than 5% of its total assets, except as provided by the 1940 Act and any rules, regulations, orders or letters issued thereunder. This limitation does not apply to selling short against the box. The 1940 Act defines a "Senior Security" as any bond, debenture, note or similar obligation constituting a security and evidencing indebtedness.

(4) BORROWING. The Fund may not borrow money, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Borrowing Policy. The Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. The Fund also may borrow up to an additional 5% of its total assets from banks or others. The Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. In the event that market fluctuations cause borrowing to exceed the limits stated above, the Adviser would act to remedy the situation as promptly as possible (normally within three business days), although it is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result.

(5) UNDERWRITING. The Fund may not underwrite securities of other issuers except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Underwriting Policy. The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

(6) INVESTMENTS IN COMMODITIES AND REAL ESTATE. The Fund may not purchase or sell commodities or real estate, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Policy Restricting Investments in Commodities and Real Estate. The Fund may purchase or sell financial futures contracts, options on financial futures contracts, currency contracts and options on currency contracts as described in its prospectus and Statement of Additional Information. The Fund may not purchase or sell real estate, except that the Fund may invest in securities that are directly or indirectly secured by real estate, or securities issued by issuers that invest in real estate.

(7) MAKING LOANS. The Fund may not make loans to other persons, except as allowed by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Lending Policy. The acquisition of investment securities or other investment instruments is not deemed to be the making of a loan.

To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions that the Adviser believes to be creditworthy in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest-bearing cash equivalents. The Fund is still subject to gains or losses due to changes in the market value of securities that it has lent.

When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

NON-FUNDAMENTAL RESTRICTIONS

In addition to the foregoing restrictions, the Funds have adopted the following non-fundamental policies that may be changed without shareholder approval:

Illiquid Securities. The Fund may not purchase illiquid securities if more than 15% of the value of the Fund's net assets would be invested in such securities.

High-Yield, High-Risk Securities. The Fund will not purchase debt securities rated BB or Ba or lower if the securities are in default at the time of purchase or if such purchase would then cause more than 35% of the Fund's net assets to be invested in such lower-rated securities.

Options. The Fund will not purchase an option if the purchase would cause the total premiums (at market) of all options then owned to exceed 5% of the Fund's total assets. The Fund will not sell covered calls if the transaction would cause the total premiums (at market) of all covered calls then written to exceed 25% of the Fund's total assets.

Futures Contracts. The Fund will not engage in a futures transaction if the transaction would cause the nominal value of futures contracts then purchased or sold to exceed 25% of the Fund's total assets.

Borrowing. Pursuant to the fundamental policy stated above, the Fund is allowed to borrow in an amount up to 33 1/3% of its total assets, taken at market value. The board of directors will be notified in the event borrowings exceed 10% of the Fund's total assets.

Short Selling. The Fund will not sell any security short if it would cause more than 5% of its total assets, taken at market value, to be sold short. This limitation does not apply to selling short against the box.

Investing For Control. The Fund does not invest for the purpose of exercising control or management of other companies.

Name Policy (All Funds Except Davis Value Portfolio). Under normal circumstances, Davis Financial Portfolio will invest at least 65% of its total assets in securities issued by companies in the financial services sector; Davis Real Estate Fund will invest at least 65% of its total assets in securities issued by companies in the real estate industry.

Beginning July 31, 2002, the Name Policy for each of these Funds will change from 65% of total assets to 80% of net assets plus any borrowing for investment purposes. Each Fund will comply with the Name Policy as of the time an investment is made. In the event that market fluctuations or shareholder actions cause a Fund's investments to fall below the Name policy limits, the Fund would act to remedy the situation as promptly as possible, normally within three business days. No Fund will be required to dispose of portfolio holdings or purchase additional investments immediately if the Adviser believes such action would subject the Fund to losses or unreasonable risks of loss.

Davis Financial Portfolio and Davis Real Estate Portfolio comply with the Name Policy under normal circumstances. However, each Fund may depart from the Name Policy from time to time. For example, a Fund may depart from the Name Policy in response to unusually large cash inflows or redemptions, or to avoid losses in response to adverse market, economic, political, or other conditions.

Beginning July 31, 2002, Davis Financial Portfolio and Davis Real Estate Portfolio will provide the Funds' shareholders with at least 60 days' prior notice before changing their Name Policies such that they would invest, under normal circumstances, less than 80% of its net assets plus any borrowing for investment purposes in financial companies or real estate companies, respectively.

State-Imposed-Investment Limitations. In order to enable California investors to allocate variable annuity or variable life insurance contract values to one or more of the Funds, the Funds have committed to comply with the following guidelines: (i) the borrowing limits for any Fund are (a) 10% of net asset value when borrowing for any general purpose, and (b) 25% of net asset value when borrowing as a temporary measure to facilitate redemptions (for purposes of this clause, the net asset value of a Fund is the market value of all investments or assets owned less outstanding liabilities of the Fund at the time that any new or additional borrowing is undertaken); and (ii) if a Fund invests in foreign companies, the foreign country diversification guidelines to be followed by the Fund are as follows:

     (a) The Fund will be invested in a minimum of five different foreign countries at all times. However, this minimum is reduced to four when foreign country investments comprise less than 80% of the Fund's net asset value, to three when less than 60% of such value, to two when less than 40% and to one when less than 20%.

     (b) Except as set forth in items (c) and (d) below, the Fund will have no more than 20% of its net asset value invested in securities of issuers located in any one country.

     (c) The Fund may have an additional 15% of its net asset value invested in securities of issuers located in any one of the following countries:
          Australia, Canada, France, Japan, the United Kingdom or Germany.

     (d) The Fund's investments in United States issuers are not subject to the foreign country diversification guidelines.

     State insurance laws and regulations may impose additional limitations on lending securities and the use of options, futures and other derivative instruments.

SECTION II: KEY PERSONS

                           ORGANIZATION OF THE COMPANY

THE COMPANY. Davis Variable Account Fund, Inc. ("Company") is an open-end, diversified management investment company incorporated in Maryland in 1999 and registered under the 1940 Act. The Company is a series investment company that may issue multiple series, each of which would represent an interest in its separate portfolio. The Company currently offers three series, Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio (a "Fund" or the "Funds").

SOLD EXCLUSIVELY TO INSURANCE COMPANIES, POTENTIAL CONFLICTS. The Company's shares are not offered directly to the public, but are sold exclusively to insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of Participating Insurance Companies. Differences in tax treatment or other considerations may cause the interests of various Variable Contract owners participating in the Funds to conflict. The Board will monitor the Funds for any material conflicts and determine what action, if any, should be taken.

FUND SHARES. While they have not done so at this time, the Funds may issue shares in different classes. The Board of Directors may offer additional classes in the future and may at any time discontinue the offering of any class of shares. Each share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights. Each of the Funds' shares represents an interest in the assets of the Fund issuing the share and has identical voting, dividend, liquidation and other rights and the same terms and conditions as any other shares except that: (i) each dollar of net asset value per share is entitled to one vote, (ii) the expenses related to a particular class, such as those related to the distribution of each class and the transfer agency expenses of each class are borne solely by each such class, and (iii) each class of shares votes separately with respect to provisions of the Rule 12b-1 Distribution Plan, which pertains to a particular class and other matters for which separate class voting is appropriate under applicable law. Each fractional share has the same rights, in proportion, as a full share. Shares do not have cumulative voting rights; therefore, the holders of more than 50% of the voting power of the Company can elect all of the directors of the Company.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the shareholders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

In accordance with Maryland law and the Company's bylaws, the Company does not hold regular annual shareholder meetings. Shareholder meetings are held when they are required under the 1940 Act or when otherwise necessitated. Special shareholder meetings may be called upon the written request of shareholders of at least 25% of the voting power that could be cast at the meeting. The Company will provide assistance in calling and holding such special meeting, in accordance with Maryland statutes and SEC rules and regulations then in effect.

                             DIRECTORS AND OFFICERS

Each of the directors and officers of Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio also holds identical offices with each of the other Davis Funds (four registrants, a total of 12 separate series):
Davis New York Venture Fund, Inc., Davis Series, Inc., Davis International Series, Inc., and Davis Variable Account Fund, Inc. As indicated below, certain directors and officers also may hold similar positions with the following mutual funds that are managed by the Adviser: Selected American Shares, Inc., Selected Special Shares, Inc., and Selected Capital Preservation Trust (collectively the "Selected Funds").

The Board of Directors supervises the business and management of the Davis Funds. The Board approves all significant agreements between the Davis Funds and those companies that furnish services to the Davis Funds. The names and addresses of the directors and officers are set forth below, together with their principal business affiliations and occupations for the last five years.

                                    DIRECTORS

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85706. Each Director serves until their retirement, resignation, death or removal. Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-two (72), except that any person who was a Director on July 1, 1994, and that date was seventy-three
(73) years of age or less shall retire from the Board of Directors and cease being a Director at the close of business on the last day of the year in which the Director attains age seventy-four (74).


                                                                                       NUMBER OF
                                                                                       PORTFOLIOS IN
NAME                                    TERM OF OFFICE      PRINCIPAL                  FUND COMPLEX      OTHER
----                 POSITION(S)        AND LENGTH OF       OCCUPATION(S) DURING       OVERSEEN BY       DIRECTORSHIPS HELD
AGE                  HELD WITH FUND     TIME SERVED         PAST FIVE YEARS            DIRECTOR          BY DIRECTOR
-----------------    ---------------    ----------------    -----------------------    ---------------   --------------------

INDEPENDENT DIRECTORS:

WESLEY E. BASS       Director           Davis Funds         President of Bass &              12          None
JR. (born                               director since      Associates (financial
8/21/31)                                1990                consulting); formerly
                                                            First Deputy City
                                                            Treasurer, City of
                                                            Chicago; and
                                                            Executive Vice
                                                            President, Chicago
                                                            Title and Trust
                                                            Company (bank and
                                                            trust)

                                                                                       NUMBER OF
                                                                                       PORTFOLIOS IN
NAME                                    TERM OF OFFICE      PRINCIPAL                  FUND COMPLEX      OTHER
----                 POSITION(S)        AND LENGTH OF       OCCUPATION(S) DURING       OVERSEEN BY       DIRECTORSHIPS HELD
AGE                  HELD WITH FUND     TIME SERVED         PAST FIVE YEARS            DIRECTOR          BY DIRECTOR
-----------------    ---------------    ----------------    -----------------------    ---------------   --------------------
MARC P. BLUM         Director           Davis Funds         Chief Executive                  12          Director,
(born 9/9/42)                           director since      Officer, World Total                         Mid-Atlantic
                                        1986                Return Fund, LLP; Of                         Realty Trust (real
                                                            Counsel to Gordon,                           estate investment
                                                            Feinblatt, Rothman,                          trust), Legg Mason
                                                            Hoffberger and                               Trust (asset
                                                            Hollander, LLC (law                          management
                                                            firm)                                        company) and
                                                                                                         Rodney Trust Company
                                                                                                         (Delaware); Trustee,
                                                                                                         College of Notre
                                                                                                         Dame of Maryland,
                                                                                                         McDonogh School and
                                                                                                         other public
                                                                                                         charities, private
                                                                                                         foundations and
                                                                                                         businesses not
                                                                                                         affiliated with the
                                                                                                         Adviser and that
                                                                                                         have no material
                                                                                                         relationship with
                                                                                                         the Adviser or the
                                                                                                         Davis Funds other
                                                                                                         than that some of
                                                                                                         them are
                                                                                                         shareholders in one
                                                                                                         or more of the Davis
                                                                                                         Funds

JERRY D. GEIST       Director           Davis Funds         Chairman, Santa Fe               12          Director,
(born 5/23/34)                          director since      Center Enterprises;                          CH2M-Hill, Inc.
                                        1986                Chairman, Energy &                           (engineering);
                                                            Technology Company,                          Member, Investment
                                                            Ltd.                                         Committee for
                                                                                                         Microgeneration
                                                            Retired Chairman and                         Technology Fund,
                                                            President, Public                            UTECH Funds;
                                                            Service Company of
                                                            New Mexico

                                                                                       NUMBER OF
                                                                                       PORTFOLIOS IN
NAME                                    TERM OF OFFICE      PRINCIPAL                  FUND COMPLEX      OTHER
----                 POSITION(S)        AND LENGTH OF       OCCUPATION(S) DURING       OVERSEEN BY       DIRECTORSHIPS HELD
AGE                  HELD WITH FUND     TIME SERVED         PAST FIVE YEARS            DIRECTOR          BY DIRECTOR
-----------------    ---------------    ----------------    -----------------------    ---------------   --------------------
D. JAMES GUZY        Director           Davis Funds         Chairman, PLX                    12          Director, Intel
(born 3/7/36)                           director since      Technology, Inc.                             Corp.
                                        1982                (semi-conductor                              (semi-conductor
                                                            manufacturer)                                manufacturer),
                                                                                                         Cirrus Logic Corp.
                                                                                                         (semi-conductor
                                                                                                         manufacturer),
                                                                                                         Alliance
                                                                                                         Technology Fund (a
                                                                                                         mutual fund),
                                                                                                         Micro Component
                                                                                                         Technology, Inc.
                                                                                                         (micro-circuit
                                                                                                         handling and
                                                                                                         testing equipment
                                                                                                         manufacturer),
                                                                                                         Novellus Systems,
                                                                                                         Inc.
                                                                                                         (semi-conductor
                                                                                                         manufacturer) and
                                                                                                         LogicVision, Inc.
                                                                                                         (semi-conductor
                                                                                                         software company).

G. BERNARD           Director           Davis Funds         Managing General                 12          none stated
HAMILTON (born                          director since      Partner, Avanti
3/18/37)                                1978                Partners, L.P.
                                                            (investment
                                                            partnership)

THEODORE B.          Director           Davis               Chairman, President              12          Trustee, Deputy
SMITH, JR.                              International       and CEO of John                              Mayor and
(born 12/23/32)                         Series, Inc.,       Hassall, Inc.                                Commissioner of
                                        director since      (fastener                                    Public Services
                                        1994; Davis         manufacturing);                              for the
                                        Funds director      Managing Director,                           Incorporated
                                        since 2001          John Hassall, Ltd.;                          Village of Mill
                                                            Chairman, John                               Neck
                                                            Hassall Japan, Ltd.;
                                                            Chairman of Cantrock
                                                            Realty; Chairman of
                                                            McCallum Die (tool
                                                            and die)


                                                                                       NUMBER OF
                                                                                       PORTFOLIOS IN
NAME                                    TERM OF OFFICE      PRINCIPAL                  FUND COMPLEX      OTHER
----                 POSITION(S)        AND LENGTH OF       OCCUPATION(S) DURING       OVERSEEN BY       DIRECTORSHIPS HELD
AGE                  HELD WITH FUND     TIME SERVED         PAST FIVE YEARS            DIRECTOR          BY DIRECTOR
-----------------    ---------------    ----------------    -----------------------    ---------------   --------------------
CHRISTIAN R.         Director           Davis Funds         General Partner of               12
SONNE (born                             director since      Tuxedo Park
5/6/36)                                 1990                Associates (land
                                                            holding and
                                                            development firm);
                                                            President and Chief
                                                            Executive Officer of
                                                            Mulford Securities
                                                            Corporation (private
                                                            investment fund)
                                                            until 1990; formerly
                                                            Vice President of
                                                            Goldman Sachs & Co.
                                                            (investment banking)

MARSHA WILLIAMS      Director           Davis Funds         Chief Administrative             16          Director, Modine
(born 3/28/51)                          director since      Officer of Crate &                           Manufacturing,
                                        1999. Selected      Barrel (home                                 Inc. (heat
                                        Funds director      furnishings                                  transfer
                                        since 1996          retailer); former                            technology);
                                                            Vice President and                           Director, Chicago
                                                            Treasurer, Amoco                             Bridge & Iron
                                                            Corporation (oil &                           Company, N.V.
                                                            gas company)                                 (industrial
                                                                                                         construction and
                                                                                                         engineering)

INSIDE DIRECTORS*:

JEREMY H. BIGGS      Director           Since 1994          Vice Chairman, Chief             12          Director of the
(born 8/16/35)                                              Investment Officer,                          Van Eck/Chubb
                                                            Chairman of U.S.                             Funds six
                                                            Investment Policy                            portfolios (mutual
                                                            Committee and Member                         fund investment
                                                            of the International                         adviser);
                                                            Investment Committee,
                                                            all for Fiduciary
                                                            Trust Company
                                                            International (money
                                                            management firm
                                                            Consultant to Davis
                                                            Selected Advisers).


                                                                                       NUMBER OF
                                                                                       PORTFOLIOS IN
NAME                                    TERM OF OFFICE      PRINCIPAL                  FUND COMPLEX      OTHER
----                 POSITION(S)        AND LENGTH OF       OCCUPATION(S) DURING       OVERSEEN BY       DIRECTORSHIPS HELD
AGE                  HELD WITH FUND     TIME SERVED         PAST FIVE YEARS            DIRECTOR          BY DIRECTOR
-----------------    ---------------    ----------------    -----------------------    ---------------   --------------------
ANDREW A. DAVIS      Director           Davis Funds         President or Vice                16
(born 6/25/63)                          director since      President of each
                                        1997; Davis         Davis Fund and
                                        Funds officer       Selected Fund;
                                        since 1997;         President, Davis
                                        Selected Funds      Selected Advisers,
                                        director since      L.P., and also serves
                                        1998                as an executive
                                                            officer in certain
                                                            companies affiliated
                                                            with the Adviser

CHRISTOPHER C.       Director           Davis Funds         Chief Executive                  16          Director, Kings
DAVIS (born                             director since      Officer, President or                        Bay Ltd. (offshore
7/13/65)                                1997; Davis         Vice President of                            investment
                                        Funds officer       each Davis Fund and                          management company)
                                        since 1997;         Selected Fund;
                                        Selected Funds      Chairman and Chief
                                        director since      Executive Officer,
                                        1998                Davis Selected
                                                            Advisers, L.P., and
                                                            also serves as an
                                                            executive officer in
                                                            certain companies
                                                            affiliated with the
                                                            Adviser, including
                                                            sole member of the
                                                            Adviser's general
                                                            partner, Davis
                                                            Investments, LLC;
                                                            Employee of Shelby
                                                            Cullom Davis & Co.
                                                            (registered
                                                            broker/dealer)

* Jeremy H. Biggs, Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act. Andrew A. Davis and Christopher C. Davis are brothers.

                       INDEPENDENT DIRECTORS' COMPENSATION

During the fiscal year ended December 31, 2001, the compensation paid to the Directors who are not considered to be interested persons of the Funds was as follows:

                                 AGGREGATE FUND                  TOTAL
                NAME              COMPENSATION          COMPLEX COMPENSATION(1)
                ----              ------------          --------------------

Wesley E. Bass                      $4,000                    $63,000
Marc P. Blum                         4,400                     66,600
Jerry D. Geist                       4,000                     63,000
D. James Guzy                        4,000                     63,000
G. Bernard Hamilton                  4,000                     63,000
Laurence W. Levine(2)                1,000                     15,750
Theodore B. Smith, Jr.               4,000                     63,000
Christian R. Sonne                   4,000                     63,000
Marsha Williams                      4,000                    104,800

(1) Complex compensation is the aggregate compensation paid for service as a Director by all mutual funds with the same investment adviser. There are seven registered investment companies in the complex.
 (2)     Mr. Levine passed away in April 2001.

                                    OFFICERS

Davis Funds officers (including some Inside Directors) all hold positions as executive officers with the Adviser and its affiliates, including Davis Selected Advisers, L.P. (the Adviser), Davis Selected Advisers - NY, Inc. (a sub-adviser), Davis Distributors, LLC (the principal underwriter), Davis Investments, LLC (the sole general partner of the Adviser), Venture Advisers, Inc. (a company holding some of the Adviser's limited partnership units) and Davis Partners I, LLC (general partner of an unregistered hedge fund). The Davis Funds do not pay salaries to any of their officers. Each of the Davis Funds' officers serves for one year and until his or her successor is chosen and qualifies.

KENNETH C. EICH (BORN 8/14/53, DAVIS FUNDS OFFICER SINCE 1997). Vice President of each of the Davis Funds (consisting of 12 portfolios) and Selected Funds (consisting of four portfolios); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser; Director of ICI Mutual (an insurance company); former President and Chief Executive Officer of First of Michigan Corporation (a broker-dealer); former Executive Vice President and Chief Financial Officer of Oppenheimer Management Corporation (a money management firm).

SHARRA L. REED (BORN 9/25/66, DAVIS FUNDS OFFICER SINCE 1997). Vice President, Treasurer and Assistant Secretary of each of the Davis Funds (consisting of 12 portfolios) and Selected Funds (consisting of four portfolios); Vice President Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

THOMAS D. TAYS (BORN 3/7/57, DAVIS FUNDS OFFICER SINCE 1997). Vice President and Secretary of each of the Davis Funds (consisting of 12 portfolios) and Selected Funds (consisting of four portfolios); Vice President, General Counsel and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser. Former Vice President and Special Counsel of U.S. Global Investors, Inc. (a money management firm) and also served as an executive officer in certain companies affiliated with U.S. Global Investors, Inc.

ARTHUR DON (BORN 9/24/53, DAVIS FUNDS OFFICER SINCE 1991). Assistant Secretary of each of the Davis Funds and Selected Funds; Member, D'Ancona & Pflaum LLC (a law firm), counsel to the Independent Directors and the Davis Funds.

                  STANDING COMMITTEES OF THE BOARD OF DIRECTORS

AUDIT COMMITTEE. The Davis Funds have an Audit Committee, which is comprised entirely of Independent Directors (Marc P. Blum, Chair; Marsha Williams, Vice Chair; and Wesley E. Bass, Jr., D. James Guzy and Christian R. Sonne). The Audit Committee reviews financial statements and other audit-related matters for the Davis Funds. The Audit Committee also holds discussions with management and with the Independent Accountants concerning the scope of the audit and the Auditor's independence. The Audit Committee meets as often as deemed appropriate by the Audit Committee. The Audit Committee met three times during calendar year 2001.

NOMINATING COMMITTEE. The Davis Funds have a Nominating Committee, which is comprised entirely of Independent Directors (Jerry D. Geist, Chair; and Marc P. Blum, D. James Guzy, G. Bernard Hamilton and Christian R. Sonne), which meets as often as deemed appropriate by the Nominating Committee. The Nominating Committee met twice during calendar year 2001. The Nominating Committee reviews and nominates persons to serve as members of the Board of Directors, reviews and makes recommendations concerning the compensation of the Independent Directors and the chair of the Nominating Committee also serves as the Lead Independent Director. The Nominating Committee does not ordinarily consider nominees recommended by shareholders. However, shareholders may propose nominees by writing to the Nominating Committee, in care of the secretary of the Davis Funds, at 2949 East Elvira, Suite 101, Tucson, Arizona 85706.

BROKERAGE COMMITTEE. The Davis Funds have a Brokerage Committee, which is comprised entirely of Independent Directors (D. James Guzy, Co-Chair; and G. Bernard Hamilton, Co-Chair), which meets as often as deemed appropriate by the Brokerage Committee. The Brokerage Committee met once during calendar year 2001. The Brokerage Committee reviews and makes recommendations concerning Davis Funds portfolio brokerage and trading practices.

PRICING COMMITTEE. The Davis Funds have a Pricing Committee (Marc P. Blum, Chairperson; and Kenneth C. Eich and Sharra R. Reed, members) that meets as often as deemed appropriate by the Pricing Committee. The Pricing Committee met more than 50 times during calendar year 2001. The Pricing Committee reviews and makes recommendations concerning pricing of the Fund's portfolio securities.

                            DIRECTORS' FUND HOLDINGS

Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio are sold exclusively to insurance company separate accounts for variable annuity and variable life insurance contracts, therefore the Directors may not invest directly in the Funds. As of December 31, 2001, the Directors had invested the following amounts in all Funds managed by the Adviser. Investments are listed in the following ranges: none, $1-10,000, $10,001-50,000, $50,000-100,000 and over
$100,000:

                                  DAVIS VALUE PORTFOLIO
                               DAVIS FINANCIAL PORTFOLIO       TOTAL INVESTED IN
                NAME          DAVIS REAL ESTATE PORTFOLIO         ALL FUNDS*
                ----          ---------------------------         ----------

INDEPENDENT DIRECTORS:
Wesley E. Bass                             NONE                  over $100,000
Marc P. Blum                               NONE                  over $100,000
Jerry D. Geist                             NONE                  over $100,000
D. James Guzy                              NONE                  over $100,000
G. Bernard Hamilton                        NONE                  over $100,000
Theodore B. Smith, Jr.                     NONE                  over $100,000
Christian R. Sonne                         NONE                  over $100,000
Marsha Williams                            NONE                  over $100,000

INSIDE DIRECTORS:
Jeremy H. Biggs                            NONE                  over $100,000
Andrew A. Davis                            NONE                  over $100,000
Christopher C. Davis                       NONE                  over $100,000

* Total invested in All Funds is the aggregate dollar range of investments in all Funds overseen by the individual director and managed by Davis Selected Advisers, L.P. This includes the Davis Funds for all directors and the Selected Funds for Andrew Davis, Christopher Davis and Marsha Williams.

              INDEPENDENT DIRECTORS' AFFILIATIONS AND TRANSACTIONS

None of the Independent Directors (or their immediate family members) own any securities issued by the Davis Funds' investment adviser, sub-adviser, principal underwriter or any company (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the above listed companies (hereafter referred to as the "Adviser and its affiliates"). Jeremy H. Biggs, Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered Inside Directors.

None of the Independent Directors (or their immediate family members) have had any direct or indirect interest, the value of which exceeds $60,000, during the last two calendar years in the Adviser and its affiliates.

None of the Independent Directors (or their immediate family members) have had any material interest in any transaction, or series of transactions, during the last two years, in which the amount involved exceeds $60,000 and to which any of the following persons was a party: any Davis Fund, an officer of the Davis Funds, any mutual fund or hedge fund managed by the Adviser, or the Adviser and its affiliates.

None of the Independent Directors (or their immediate family members) have had any direct or indirect relationships during the last two years, in which the amount involved exceeds $60,000 and to which any of the following persons was a party: any Davis Fund, an officer of the Davis Funds, any fund or hedge fund managed by the Adviser, or the Adviser and its affiliates.

None of the officers of the Adviser and its affiliates have served during the last two years on the board of directors of a company where an Independent Director (or their immediate family members) served as an officer.

                        CERTAIN SHAREHOLDERS OF THE FUNDS

As of March 1, 2002, officers and Directors owned less than 1% of the outstanding shares of each of the Funds.

The following table sets forth as of March 1, 2002, the name and holdings of each person known by the Company to be a record owner of more than 5% of the outstanding shares of any the Funds. Other than as indicated below, the Funds are not aware of any shareholder that beneficially owns in excess of 25% of the Funds' total outstanding shares.

                                                           PERCENT OF SHARES
NAME AND ADDRESS                                               OUTSTANDING
----------------                                               -----------

DAVIS VALUE PORTFOLIO

Pruco Life Insurance Company of Arizona                           33.92%
213 Washington Street
7th Floor Attn: Valerie Simpson
Newark, NJ 07102-2917


Merrill Lynch Life Insurance Co.                                  24.92%
P.O. Box 44222
Jacksonville, FL 32231-4222

Guardian Ins & Annuity Co. Inc.                                   22.86%
Guardian Separate A/C E
3900 Burgess Place 3-S EQ Accounting
Bethlehem, PA 18017-9097

Guardian Ins & Annuity Co. Inc.                                   7.98%
Guardian Separate A/C D
3900 Burgess Place 3-S EQ Accounting
Bethlehem, PA 18017-9097


DAVIS FINANCIAL PORTFOLIO

Guardian Ins & Annuity Co. Inc.                                   54.69%
Guardian Separate A/C E
3900 Burgess Place 3-S EQ Accounting
Bethlehem, PA 18017-9097

Guardian Ins & Annuity Co. Inc.                                   19.20%
Guardian Separate A/C D
3900 Burgess Place 3-S EQ Accounting
Bethlehem, PA 18017-9097

Allianz Life Insurance Company of North America                   18.19%
P.O. Box 1117
Minneapolis, MN 55440-1117

DAVIS REAL ESTATE PORTFOLIO

Allianz Life Insurance Company of North America                   43.52%
P.O. Box 1117
Minneapolis, MN 55440-1117

Guardian Ins & Annuity Co. Inc.                                   20.23%
Guardian Separate A/C D
3900 Burgess Place 3-S EQ Accounting
Bethlehem, PA 18017-9097

Guardian Ins & Annuity Co. Inc.                                   22.59%
Guardian Separate A/C E
3900 Burgess Place 3-S EQ Accounting
Bethlehem, PA 18017-9097

Davis Selected Advisers, L.P.                                     10.54%
Attn: John Gilding
124 E. Marcy St.
P.O. Box 1688
Santa Fe, NM 87504-1688

                          INVESTMENT ADVISORY SERVICES

Davis Selected Advisers, L.P. (the "Adviser"), whose principal office is at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706, serves as investment adviser for Davis New York Venture Fund, Inc., Davis Series, Inc., Davis International Series, Inc., Davis Variable Account Fund, Inc. (collectively with the Fund, the "Davis Funds"), Selected American Shares, Inc., Selected Special Shares, Inc., and Selected Capital Preservation Trust (collectively the "Selected Funds"). The Adviser also provides advisory or sub-advisory services to other parties including other registered investment companies, private accounts, offshore funds, hedge fund and managed money/wrap accounts. Davis Investments, LLC, an entity controlled by Christopher C. Davis is the Adviser's sole general partner. Christopher C. Davis is Chief Executive Officer of the Adviser and, as the sole member of the general partner, controls the Adviser. Davis Distributors, LLC ("the Distributor"), a subsidiary of the Adviser, serves as the distributor or principal underwriter of the funds that the Adviser administers, including Davis Funds, Selected Funds, a hedge fund and offshore funds. Davis Selected Advisers
- NY, Inc. ("Sub-Adviser"), a wholly owned subsidiary of the Adviser, performs investment management, research and other services for the Davis Funds on behalf of the Adviser under sub-advisory agreements with the Adviser.


ADVISORY AGREEMENT. Pursuant to the Advisory Agreement, each Fund pays the Adviser a fee at the annual rate of 0.75% of average net assets. These fees may be higher than those of most other mutual funds, but are not necessarily higher than those paid by funds with similar objectives.

The Funds paid the following aggregate advisory fees to the Adviser:

                                   FOR FISCAL YEAR ENDED DECEMBER 31,
                                       2001                 2000
                                       ----                 ----
DAVIS VALUE PORTFOLIO               $1,387,704             $357,028
DAVIS FINANCIAL PORTFOLIO             $149,699              $51,298
DAVIS REAL ESTATE PORTFOLIO            $55,827              $14,359

The Adviser is contractually committed to waive fees and/or reimburse the Funds' expenses to the extent necessary to cap total annual fund operating expenses at 1% until May 1, 2003; after that date, there is no assurance that expenses will be capped. What the Fund's expense ratios would have been without the expense cap are discussed in the Financial Highlights table.

In accordance with the provisions of the 1940 Act, the Advisory Agreement and Sub-Advisory Agreement will terminate automatically on assignment and are subject to cancellation on 60 days' written notice by the Board of Directors, the vote of the holders of a majority of the Funds' outstanding shares or the Adviser. The continuance of the Advisory Agreement and Sub-Advisory Agreement must be approved at least annually by the Funds' Board of Directors or by the vote of holders of a majority of the outstanding shares of the Funds. In addition, any new agreement, or the continuation of the existing agreement, must be approved by a majority of Directors who are not parties to the agreements or interested persons of any such party. The Advisory Agreement also makes provisions for portfolio transactions and brokerage policies of the Fund, which are discussed above under "Portfolio Transactions."

The Adviser has entered into a Sub-Advisory Agreement with its wholly owned subsidiary, Davis Selected Advisers - NY, Inc. ("Sub-Adviser"), where the Sub-Adviser performs research and other services on behalf of the Adviser. Under the Agreement, the Adviser pays all of the Sub-Adviser's direct and indirect costs of operation. All of the fees paid to the Sub-Adviser are paid by the Adviser and not the Funds.

Pursuant to the Advisory Agreement, the Adviser, subject to the general supervision of the Funds' Board of Directors, provides management and investment advice and furnishes statistical, executive and clerical personnel, bookkeeping, office space and equipment necessary to carry out its investment advisory functions and such corporate managerial duties as requested by the Board of Directors of the Funds. The Funds bear all expenses other than those specifically assumed by the Adviser under the Advisory Agreement, including preparation of its tax returns, financial reports to regulatory authorities, dividend determinations, transaction and accounting matters related to its custodian bank, transfer agency, custodial and shareholder services, and qualification of its shares under federal and state securities laws. The Funds reimburses the Adviser for providing certain services, including accounting and administrative services, qualifying shares for sale with state agencies, and shareholder services. Such reimbursements are detailed below:

DAVIS VALUE PORTFOLIO                                2001                2000
---------------------                                ----                ----
ACCOUNTING AND ADMINISTRATIVE SERVICES:              $6,000              $6,000
SHAREHOLDER SERVICES:                                $59                 $50

DAVIS FINANCIAL PORTFOLIO
ACCOUNTING AND ADMINISTRATIVE SERVICES:              $6,000              $6,000
SHAREHOLDER SERVICES:                                $30                 $33

DAVIS REAL ESTATE PORTFOLIO
ACCOUNTING AND ADMINISTRATIVE SERVICES:              $6,000              $6,000
SHAREHOLDER SERVICES:                                $30                 $33


APPROVAL OF THE ADVISORY AND SUB-ADVISORY AGREEMENTS. The Board of Directors is scheduled to meet four times a year. The Directors, including the Independent Directors, believe that matters bearing on the Advisory and Sub-Advisory Agreements are considered at most, if not all, of their meetings. The Independent Directors are advised by independent legal counsel selected by the Independent Directors.

In March 2002 the Directors, including a majority of the Independent Directors, approved the continuation of existing advisory and sub-advisory agreements for each of the Davis Funds without any material changes. In considering the Advisory and Sub-Advisory Agreements, the Board of Directors, including the Independent Directors, did not identify any single factor as all-important or controlling.

In preparation for this review the Independent Directors submitted a set of questions to the Adviser and Sub-Adviser specifically relating to renewal of the agreements. In March 2002 the Independent Directors met with officers representing the Adviser and Sub-Adviser, and with counsel for the Independent Directors, and reviewed the answers, and supporting exhibits. These materials reviewed included: (i) information on the investment performance of the each Fund , a peer group of funds and an appropriate index; (ii) sales and redemptions of each Fund, the (iii) information concerning the expenses of each Fund compared against a peer group of funds, and (iv) the Adviser's and Sub-Adviser's operations and financial condition. The Directors, including the Independent Directors, regularly review, among other issues: (i) arrangements in respect of the distribution of Davis Fund's shares, (ii) the allocation of Davis Funds' brokerage, including allocations to brokers affiliated with the Adviser and the use of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services, (iii) the Adviser's management of the relationships with the Davis Funds' third party providers, including custodian and transfer agents, (iv) the resources devoted to and the record of compliance with the Davis Funds' investment policies and restrictions and with policies on personal securities transactions, and (v) the nature, cost and character of non-investment management services provided by the Adviser and its affiliates.

UNIQUE NATURE OF EACH FUND. The Adviser may serve as the investment adviser or sub-adviser to other funds that have investment objectives and principal investment strategies similar to those of the Davis Funds. While the Davis Funds may have many similarities to these other funds, the investment performance of each fund will be different due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

CODE OF ETHICS. The Adviser, Distributor and the Davis Funds have adopted Codes of Ethics that regulate the personal securities transactions of the Adviser's investment personnel, other employees and affiliates with access to information regarding securities transactions of the Davis Funds. Such employees may invest in securities, including securities, which may be purchased or held by the Davis Funds. A copy of the Code of Ethics is on public file with, and available from, the Securities and Exchange Commission.

                         ADMINISTRATIVE AND SERVICE FEES

The Davis Selected Advisers or its affiliates may pay a fee to the insurance companies offering the Funds as an investment vehicle for variable annuity or variable life insurance contracts issued by the life insurance companies. The amount of the fee is negotiated with each insurance company. Such payments are for administrative services and investor support services, and do not constitute payment for investment advisory, distribution or other services. Payment of such fees by Davis Selected Advisers or its affiliates does not increase the fees paid by the Fund or its shareholders.

                           DISTRIBUTION OF FUND SHARES

The Company has adopted a plan under Rule 12b-1 ("Distribution Plan"), which, in the future, would allow each Fund to pay distribution and other fees for the distribution of its shares and for services provided to shareholders or shareholders of the insurance separate accounts investing in the Fund. At the current time the Funds are not paying any distribution fees. In the future the Funds may pay up to 0.25% of average annual net assets. Because these fees would be paid out of the Fund's assets on an on-going basis, over time these fees may increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the Distribution Plans each fund may in the future reimburse the Distributor for some of its distribution expenses. The Distribution Plan was approved by the Funds' Board of Directors in accordance with Rule 12b-1 under the 1940 Act. Rule 12b-1 regulates the manner in which a mutual fund may assume costs of distributing and promoting the sale of its shares. Payments pursuant to a Distribution Plan would be included in the operating expenses of the Fund. The Distribution Plans continue annually so long as they are approved in the manner provided by Rule 12b-1, or unless earlier terminated by vote of the majority of the Independent Directors or a majority of a Fund's outstanding shares. The Distributor is required to furnish quarterly written reports to the Board of Directors detailing the amounts expended under the Distribution Plan. The Distribution Plan may be amended, provided that all such amendments comply with the applicable requirements then in effect under Rule 12b-1. Currently, Rule 12b-1 provides that as long as the Distribution Plans are in effect, the Company must commit the selection and nomination of candidates for new Independent Directors to the sole discretion of the existing Independent Directors.

Payments under the Distribution Plan are limited to an annual rate of 0.25% of a Fund's average daily net asset value. Such payments are made to reimburse the Distributor for the fees it pays to its salespersons and other firms for selling the Funds' shares, servicing its shareholders and maintaining its shareholder accounts, producing sales literature, printing prospectuses for prospective investors and other marketing purposes. In addition, to the extent that any investment advisory fees paid by the Company may be deemed to be indirectly financing any activity that is principally intended to result in the sale of Company shares within the meaning of Rule 12b-1, the Distribution Plan authorizes the payment of such fees.


THE DISTRIBUTOR. Davis Distributors, LLC ("the Distributor"), 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706, is a wholly owned subsidiary of the Adviser and, pursuant to a Distributing Agreement, acts as principal underwriter of the Davis Funds' shares on a continuing basis. By the terms of the Distributing Agreement, the Distributor pays for all expenses in connection with the preparation, printing and distribution of advertising and sales literature for use in offering the Davis Funds' shares to the public, including reports to shareholders to the extent they are used as sales literature. The Distributor also pays for the preparation and printing of prospectuses other than those forwarded to existing shareholders. The continuance and assignment provisions of the Distributing Agreement are the same as those of the Advisory Agreement.

                        OTHER IMPORTANT SERVICE PROVIDERS

CUSTODIAN. State Street Bank and Trust Company ("State Street" or "Custodian"), 66 Brooks Drive, Braintree, MA 02184, serves as custodian of each Davis Fund's assets. The Custodian maintains all of the instruments representing the Davis Funds' investments and all cash. The Custodian delivers securities against payment on sale and pays for securities against delivery on purchase. The Custodian also remits the Davis Funds' assets in payment of their expenses, pursuant to instructions of officers or resolutions of the Board of Directors. The Custodian also provides certain fund accounting and transfer agent services.

AUDITORS. KPMG LLP ("KPMG"), 707 17th Street, Suite 2300, Denver, CO 80202, serves as independent auditors for each of the Davis Funds. The auditors consult on financial accounting and reporting matter and meet with the Audit Committee of the Board of Directors. In addition, KPMG reviews federal and state income tax returns and related forms.

COUNSEL. D'Ancona & Pflaum LLC, 111 East Wacker Drive, Suite 2800, Chicago, IL 60601, serves as counsel to the Davis Funds and also serves as counsel for those members of the Board of Directors who are not affiliated with the Adviser.

SECTION III: GENERAL INFORMATION

                         DETERMINING THE PRICE OF SHARES

NET ASSET VALUE. The net asset value per share of each Fund's shares is determined daily by dividing the total value of investments and other assets, less any liabilities, by the total outstanding shares. The net asset value of each Fund is determined daily as of the earlier of the close of the New York Stock Exchange (the "Exchange") or 4 p.m. Eastern Standard Time, on each day that the Exchange is open for trading.

The price per share for purchases or redemptions made directly through State Street Bank and Trust is generally the value next computed after State Street Bank and Trust receives the purchase order or redemption request.

The Funds do not price their shares or accept orders for purchases or redemptions on days when the New York Stock Exchange is closed. Such days currently include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Certain brokers and certain designated intermediaries on their behalf may accept purchase and redemption orders. The Distributor will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the net asset value next computed after such acceptance. Such order may be transmitted to the Fund or its agents several hours after the time of the acceptance and pricing.

VALUATION OF PORTFOLIO SECURITIES. Portfolio securities normally are valued using current market valuations. Securities traded on a national securities exchange are valued at the last published sales price on the exchange, or in the absence of recorded sales, at the average of closing bid and asked prices on such exchange. Over-the-counter securities are valued at the average of closing bid and asked prices. Fixed-income securities may be valued on the basis of prices provided by a pricing service. Investments in short-term securities (purchased with a maturity of one year or less) are valued at amortized cost unless the Board of Directors determines that such cost is not a fair value. Assets for which there are no quotations available will be valued at a fair value as determined by or at the direction of the Board of Directors.

To the extent that the Fund's securities are traded in markets that close at different times, events affecting portfolio values that occur between the time that their prices are determined and the time the Fund's shares are priced generally will not be reflected in the Fund's share price. The value of securities denominated in foreign currencies and traded in foreign markets will have their value converted into the U.S. dollar equivalents at the prevailing market rate as computed by State Street Bank & Trust Company. Fluctuation in the value of foreign currencies in relation to the U.S. dollar may affect the net asset value of the Fund's shares even if there has not been any change in the foreign currency price of the Fund's investments.

                              FEDERAL INCOME TAXES

Each Fund intends to continue to conduct its business and satisfy the applicable diversification of assets, distribution and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund has qualified as a regulated investment company and expects to remain qualified as such. It is the policy of each Fund to distribute all investment company taxable income and net capital gains. As a result of this policy and the Funds' qualification as regulated investment companies, it is anticipated that none of the Funds will pay federal income or excise taxes and that all of the Funds will be accorded conduit or "pass through" treatment for federal income tax purposes. Therefore, any taxes that a Fund would ordinarily owe are paid by its shareholders on a pro-rata basis. If a Fund does not qualify as a regulated investment company, it will be subject to corporate tax on its net investment income and net capital gains at the corporate tax rates. If a Fund does not distribute all of its net investment income or net capital gains, it will be subject to tax on the amount that is not distributed.

If it invests in foreign securities, a Fund may be subject to the withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund unless the Fund meets the qualifications and makes the election to enable it to pass these taxes through to shareholders for use by them as a foreign tax credit or deduction. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its net capital gains for the one-year period ending on October 31 of that year, plus certain other amounts.

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of segregated asset accounts that fund contracts such as the variable annuity contracts and variable life insurance policies (that is, the assets of the Funds), which are in addition to the diversification requirements imposed on the Funds by the 1940 Act and Subchapter M. Failure to satisfy those standards would result in imposition of Federal income tax on a variable annuity contract or variable life insurance policy owner with respect to the increase in the value of the variable annuity contract or variable life insurance policy.
Section 817(h)(2) provides that a segregated asset account that funds contracts such as the variable annuity contracts and variable life insurance policies is treated as meeting the diversification standards if, as of the close of each calendar quarter, the assets in the account meet the diversification requirements for a regulated investment company and no more than 55% of those assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

The Treasury Regulations amplify the diversification standards set forth in
Section 817(h) and provide an alternative to the provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments. For purposes of these Regulations all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

Each Fund is managed with the intention of complying with these diversification requirements. It is possible that, in order to comply with these requirements, less desirable investment decisions may be made that would affect the investment performance of a Portfolio.

You should consult your contract prospectus and your own tax adviser regarding specific questions about federal, state and local tax issues relating to your contract.

                                PERFORMANCE DATA

From time to time, the Funds may advertise information regarding their performance. These performance figures are based upon historical results and are not intended to indicate future performance.

THE FUNDS' TOTAL RETURNS DO NOT REFLECT FEES AND EXPENSES APPLICABLE TO YOUR VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT. IF THOSE FEES AND EXPENSES WERE REFLECTED, THE RETURNS WOULD BE LOWER. Consult your contract prospectus for the amounts of those contract fees and charges. To keep shareholders and potential investors informed, the Funds may, from time to time, advertise information regarding their performance. These performance figures are based upon historical results and are not intended to indicate future performance.

CUMULATIVE TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN

The cumulative total return and the average annual total return (each is defined below) with respect to each of the Funds for the periods indicated below is as follows:

                                                                          Cumulative       Average Annual
Davis Value Portfolio                                                    Total Return(1)   Total Return(2)
---------------------                                                    ------------      ------------
One year ended December 31, 2001                                            (10.39)%          (10.39)%
Period from July 1, 1999, through December 31, 2001 (life of portfolio)        0.52%             0.21%

Davis Financial Portfolio

One year ended December 31, 2001                                            (10.37)%          (10.37)%
Period from July 1, 1999, through December 31, 2001 (life of portfolio)        8.96%             3.48%

Davis Real Estate Portfolio

One year ended December 31, 2001                                               5.50%             5.50%
Period from July 1, 1999, through December 31, 2001 (life of portfolio)       16.07%             6.12%

(1) "Cumulative Total Return" is a measure of a fund's performance encompassing all elements of return. Total return reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. Total return is determined by assuming a hypothetical investment at the beginning of the period, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period and subtracting the amount of the original investment, and by dividing the original investment. This calculated amount is then expressed as a percentage by multiplying by 100. Periods of less than one year are not annualized.

(2) "Average Annual Total Return" represents the average annual compounded rate of return for the periods presented. Periods of less than one year are not annualized. Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the fund's portfolio. Average annual total return is calculated separately for each Fund in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, which would equate the initial amount invested to the ending redeemable value, according to the following formula:

                         P(1+T)n = ERV

             Where:      P       =        hypothetical initial payment of $1,000

                         T       =        average annual total return

                         n       =        number of years

                         ERV              = ending redeemable value
                                          at the end of the period of
                                          a hypothetical $1,000
                                          payment made at the
                                          beginning of such period.

This calculation: (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

30-DAY SEC YIELD

The 30-Day SEC Yield (defined below) of Davis Real Estate Portfolio for the period ended December 31, 2001, was 4.28%.

"30-Day SEC Yield" is computed in accordance with a standardized method prescribed by the rules of the SEC. Thirty-Day SEC Yield is a measure of the net investment income per share (as defined) earned over a specified 30-day period expressed as a percentage of the maximum offering price of the Funds' shares at the end of the period. Such yield figure was determined by dividing the net investment income per share on the last day of the period, according to the following formula:

                  30-Day SEC Yield = 2 [(a - b + 1) 6 - 1]
                                         -----
                                                 cd

Where:            a =      dividends and interest earned during the period.

                  b =      expenses accrued for the period.

                  c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                  d = the maximum offering price per share on the last day of the period.

Davis Real Estate Portfolio's 30-Day SEC Yield will fluctuate depending upon prevailing interest rates, quality, maturities, types of instruments held, and operating expenses. Thus, any yield quotation should not be considered representative of future results. If a broker-dealer charges investors for services related to the purchase or redemption of Fund shares, the yield effectively will be reduced.

PERFORMANCE RANKINGS

Lipper Rankings. From time to time each Fund may publish the ranking of the performance of its shares by Lipper Analytical Services, Inc. Lipper is a widely recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Funds, and ranks their performance for various periods in categories based on investment style. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

Morningstar Ratings and Rankings. From time to time each Fund may publish the ranking and/or star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds.

Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers, (2) may not be copied or distributed, and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future result.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating metrics. Past performance is no guarantee of future results.

Each Fund also may compare its total return ranking to that of other funds in its Morningstar category, in addition to its star ratings. Those total return rankings are percentages from one percent to one hundred percent and are not risk adjusted. For example, if a fund is in the 94th percentile, that means that 94% of the funds in the same category performed better than it did.

Performance Rankings and Comparisons by Other Entities and Publications. From time to time each Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

Investors also may wish to compare the returns on each Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts and other forms of fixed- or variable-time deposits and various other instruments such as Treasury bills. However, none of the Funds' returns and share price are guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

From time to time, the Fund may publish rankings or ratings of the Adviser or Transfer Agent, and of the investor services provided by them to shareholders of the Funds, other than performance rankings of the Funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

OTHER PERFORMANCE STATISTICS

In reports or other communications to shareholders and in advertising material, the performance of the Funds may be compared to recognized unmanaged indices or averages of the performance of similar securities. Also, the performance of the Funds may be compared to that of other funds of comparable size and objectives as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent mutual fund rating services, and the Funds may use evaluations published by nationally recognized independent ranking services and publications. Any given performance comparison should not be considered representative of the Funds' performance for any future period.

In advertising and sales literature the Funds may publish various statistics describing its investment portfolio such as the Funds' average Price to Book and Price to Earnings ratios, beta, alpha, R-squared, standard deviation, etc.

The Funds' Annual Report and Semi-Annual Report contain additional performance information and will be made available upon request and without charge by calling Davis Funds toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern Standard Time.

                                   APPENDIX A:

                       QUALITY RATINGS OF DEBT SECURITIES

MOODY'S CORPORATE BOND RATINGS

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade-obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated Ba are judged to have speculative elements as their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any longer period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATE BOND RATINGS

AAA - Debt rated AAA has the highest rating assigned by Standard and Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions likely will impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent on favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used on the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S COMMERCIAL PAPER RATINGS

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1 (superior capacity), Prime-2 (strong capacity) and Prime-3 (acceptable capacity). In assigning ratings to an issuer that represents that its commercial paper obligations are supported by the credit of another entity or entities, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

The S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in four categories, ranging from "A" for the highest quality to "D" for the lowest. Issues assigned an "A" rating are regarded as having the greatest capacity for timely payment. Within the "A" category, the numbers 1, 2 and 3 indicate relative degrees of safety. The addition of a plus sign to the category A-1 denotes that the issue is determined to possess overwhelming safety characteristics.

                                    FORM N-1A

                        DAVIS VARIABLE ACCOUNT FUND, INC.

         POST-EFFECTIVE AMENDMENT NO. 5UNDER THE SECURITIES ACT OF 1933
                      REGISTRATION STATEMENT NO. 333-76407

                                       AND

     POST-EFFECTIVE AMENDMENT NO. 5 UNDER THE INVESTMENT COMPANY ACT OF 1940
                            REGISTRATION NO. 811-9293

                                     PART C

                                OTHER INFORMATION


Item 23. Exhibits:


     (a) Articles of Incorporation. Articles of Incorporation. Incorporated by reference to Exhibit (a) of Registrants registration statement 333-76407 filed on Edgar April 16, 1999.

     (b) By-laws. Incorporated by reference to Exhibit (b) of Registrants registration statement 333-76407 filed on Edgar April 16, 1999.

     (c)       Instruments Defining Rights of Security Holders. Not applicable.

     (d)(1) Investment Advisory Contracts. Between Davis Variable Account Fund, Inc. and Davis Selected Advisers, L.P. dated January 1, 2001. Incorporated by reference to Exhibit (d)(1) of Registrants registration statement 333-76407 filed on Edgar February 23, 2001.

     (d)(2) Sub-Advisory Agreement between Davis Selected Advisers, L.P., and Davis Selected Advisers - NY, Inc., dated January 1, 2001. Incorporated by reference to Exhibit (d)(2) of Registrants registration statement 333-76407 filed on Edgar February 23, 2001.


     (e) Underwriting Contracts. Distributor's Agreement dated January 1, 2001. Incorporated by reference to Exhibit (e)of Registrants registration statement 333-76407 filed on Edgar April 26, 2002.

     (f)       Bonus or Profit Sharing Contracts. Not applicable.

     (g) Custodian Agreements. Custodian Agreement with State Street Bank and Trust Company, dated September 5, 2000. Incorporated by reference to Exhibit (g) of Registrants registration statement 333-76407 filed on Edgar February 23, 2001.


     (h)(1) Other Material Contracts. Transfer Agency and Service Agreement Incorporated by reference to Exhibit (h)(1) of Registrants registration statement 333-76407 filed on Edgar June 29, 1999.

     (h)(2) Form of Participation Agreement. Incorporated by reference to Exhibit (h)(2) of Registrants registration statement 333-76407 filed on Edgar April 16, 1999.

     (h)(3) Agreement to Waive Fees and Reimburse Expenses. Incorporated by reference to Exhibit (h)(3) of Registrants registration statement 333-76407 filed on Edgar February 23, 2001.


     (i)*      Legal Opinion. Opinion and Consent of Counsel, (D'Ancona &
               Pflaum).

     (j)*      Other Opinions. Consent of Independent Accountants, KPMG, LLP.

     (k)       Omitted Financial Statements. Not applicable.

     (l)       Initial Capital Agreements. Not applicable.

     (m) Rule 12b-1 Plan. Rule 12b-1 Plan, as amended 12/05/00. Incorporated by reference to Exhibit (m) of Registrants registration statement 333-76407 filed on Edgar February 23, 2001.


     (n)       Rule 18f-3 Plan. Not applicable

     (o)       Reserved.

     (p) Code of Ethics. Code of Ethics as amended January 29, 2000. Incorporated by reference to Exhibit (p) of Registrants registration statement 333-76407 filed on Edgar February 28, 2000.

     (q) Other Exhibits. Powers of Attorney of the Registrant, Officers and Board of Directors of Davis New York Venture Fund, Davis Series, Davis International Total Return Fund and Davis Variable Account Fund, appointing Arthur Don and Thomas Tays as attorneys-in-fact dated January 11, 2001. Incorporated by reference to Exhibit (q) of Registrants registration statement 333-76407 filed on Edgar February 23, 2001.


              * Filed herein


Item 24. Persons Controlled by or Under Common Control With Registrant

Information pertaining to persons controlled by or under common control with Registrant is incorporated by reference from the Statement of Additional Information contained in Part B of this Registration Statement.


Item 25. Indemnification

Registrant's Articles of Incorporation indemnifies its directors, officers and employees to the full extent permitted by Section 2-418 of the Maryland General Corporation Law, subject only to the provisions of the Investment Company Act of 1940. The indemnification provisions of the Maryland General Corporation Law (the "Law") permit, among other things, corporations to indemnify directors and officers unless it is proved that the individual (1) acted in bad faith or with active and deliberate dishonesty, (2) actually received an improper personal benefit in money, property or services, or (3) in the case of a criminal proceeding, had reasonable cause to believe that his act or omission was unlawful. The Law was also amended to permit corporations to indemnify directors and officers for amounts paid in settlement of stockholders' derivative suits.

In addition, the Registrant's directors and officers are covered under a policy to indemnify them for loss (subject to certain deductibles) including costs of defense incurred by reason of alleged errors or omissions, neglect or breach of duty. The policy has a number of exclusions including alleged acts, errors, or omissions which are finally adjudicated or established to be deliberate, dishonest, malicious or fraudulent or to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties in respect to any registered investment company. This coverage is incidental to a general policy carried by the Registrant's adviser.

In addition to the foregoing indemnification, Registrant's Articles of Incorporation exculpate directors and officers with respect to monetary damages except to the extent that an individual actually received an improper benefit in money property or services or to the extent that a final adjudication finds that the individual acted with active and deliberate dishonesty.

Item 26. Business and Other Connections of Investment Adviser

Davis Selected Advisers, L.P. ("DSA") and affiliated companies comprise a financial services organization whose business consists primarily of providing investment management services as the investment adviser and manager for investment companies registered under the Investment Company Act of 1940, unregistered domestic and off-shore investment companies, and as an investment adviser to institutional and individual accounts. DSA also serves as sub-adviser to other investment companies. Affiliated companies include:

Davis Investments, LLC: the sole general partner of DSA. Controlled by its sole member, Christopher C. Davis.

Venture Advisers, Inc.: is a corporation whose primary purpose is to hold limited partner units in DSA.

Davis Selected Advisers - NY, Inc.: a wholly-owned subsidiary of DSA, is a federally registered investment adviser which serves as sub-adviser for may of DSA's advisory clients.

Davis Distributors LLC: a wholly-owned subsidiary of DSA, is a registered broker-dealer which serves as primary underwriter of the Davis Funds and Selected Funds.

Davis Partners I, LLC: a wholly-owned subsidiary of DSA, serves as general partner of Davis Partners I, L.P., an unregistered investment company.

Other business of a substantial nature that directors or officers of DSA are or have been engaged in the last two years:

ANDREW A. DAVIS (6/25/63), 124 East Marcy Street, Santa Fe, NM 87501. Director and President or Vice President of each of the Davis Funds and the Selected Funds. President of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.

CHRISTOPHER C. DAVIS (7/13/65), 609 Fifth Avenue, New York, NY 10017. Director and Chief Executive Officer, President, and/or Vice President of each of the Davis Funds and the Selected Funds; Director, Chairman and Chief Executive Officer of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA, which are described above. Is an employee of Shelby Cullom Davis & Co., a registered broker/dealer. Is a director of Kings Bay Ltd., an offshore investment management company.

KENNETH C. EICH (8/14/53), 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Vice President of each of the Davis Funds and Selected Funds; Chief Operating Officer of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

SHARRA L. REED (9/25/66), 2949 East Elvira Road, Suite 101Tucson, Arizona 85706. Vice President, Treasurer and Assistant Secretary of each of the Davis Funds and Selected Funds; Vice President of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

THOMAS D. TAYS, 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Vice President, Chief Legal Officer and Secretary, Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

GARY TYC (05/27/56), 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Vice President, Chief Financial Officer Treasurer, and Assistant Secretary of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

RUSSELL O. WIESE (05/18/66) 609 Fifth Avenue, New York, NY 10017. Chief Marketing Officer of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.

        Item 27. Principal Underwriter


(a) Davis Distributors, LLC, a wholly owned subsidiary of the Adviser, located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85706, is the principal underwriter for each of the Davis Funds and Selected Funds: Davis New York Venture Fund Inc., Davis Series, Inc., Davis Variable Account Fund, Inc., Davis International Series, Inc., Selected American Shares, Inc., Selected Special Shares, Inc., and Selected Capital Preservation Trust.

(b) Management of the Principal Underwriters:

NAME AND PRINCIPAL                   POSITIONS AND OFFICES WITH               POSITIONS AND OFFICES
BUSINESS ADDRESS                     UNDERWRITER                              WITH REGISTRANT
----------------                     -----------                              ---------------
Kenneth C. Eich                      President                                Vice President
2949 East Elvira Road, Suite 101
Tucson, AZ  85706
Russell Wiese                        Chief Marketing Officer                  None
609 Fifth Avenue,
New York, NY  10017.


Gary P. Tyc                          Vice President, Treasurer and            None
2949 East Elvira Road, Suite 101     Assistant Secretary
Tucson, AZ  85706
Anthony Frazia                       Chief Compliance Officer                 None
609 Fifth Avenue,
New York, NY  10017.


Thomas D. Tays                       Vice President and Secretary             Vice President and Secretary
2949 East Elvira Road, Suite 101
Tucson, AZ  85706

(c) Not applicable.

Item 28. Location of Accounts and Records

Accounts and records are maintained at the offices of Davis Selected Advisers, L.P., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706, and at the offices of the Registrant's custodian, State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02107, and the Registrant's transfer agent State Street Bank and Trust, c/o Service Agent, BFDS, Two Heritage Drive, 7th Floor, North Quincy, Massachusetts 02107.

Item 29. Management Services

         Not applicable

Item 30. Undertakings

Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                        DAVIS VARIABLE ACCOUNT FUND, INC.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 23rd day of April, 2002.

The Registrant hereby certifies that this Post Effective Amendment meets all the requirements for effectiveness under paragraph (b) of Rule 485 of the Securities Act of 1933.


                                               DAVIS VARIABLE ACCOUNT FUND, INC.


                                                *By: /s/ Thomas Tays
                                                     -------------------
                                                         Thomas Tays
                                                         Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated.

              Signature                     Title                          Date
              ---------                     -----                          ----

     Christopher C. Davis*       Chief Executive Officer         April 23, 2002
     ---------------------
     Christopher C. Davis

     Sharra L. Reed*             Principal Financial Officer
     ---------------
     Sharra L. Reed              and Treasurer                   April 23, 2002


                                                *By: /s/ Thomas Tays
                                                     -------------------
                                                         Thomas Tays
                                                         Attorney-in-Fact

*Thomas Tays signs this document on behalf of the Registrant and each of the foregoing officers pursuant to powers of attorney. Incorporated by reference to Exhibit (q) of Registrants registration statement 333-76407 filed on Edgar February 23, 2001.



                                                *By: /s/ Thomas Tays
                                                     -------------------
                                                         Thomas Tays
                                                         Attorney-in-Fact

                        DAVIS VARIABLE ACCOUNT FUND, INC.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on April 23, 2002 by the following persons in the capacities indicated.

           Signature                                            Title
           ---------                                            -----

Wesley E. Bass. Jr.*                                          Director
---------------------------------
Wesley E. Bass, Jr.

Jeremy H. Biggs*                                              Director
---------------------------------
Jeremy H. Biggs

Marc P. Blum*                                                 Director
---------------------------------
Marc P. Blum

Andrew A. Davis*                                              Director
---------------------------------
Andrew A. Davis

Christopher C. Davis*                                         Director
---------------------------------
Christopher C. Davis

Jerry D. Geist*                                               Director
---------------------------------
Jerry D. Geist

D. James Guzy*                                                Director
---------------------------------
D. James Guzy

G. Bernard Hamilton*                                          Director
---------------------------------
G. Bernard Hamilton

Theodore B. Smith, Jr.                                        Director
---------------------------------
Theodore B. Smith, Jr.

Christian R. Sonne*                                           Director
---------------------------------
Christian R. Sonne

Marsha Williams*                                              Director
-------------------------------
Marsha Williams


*Thomas Tays signs this document on behalf of each of the foregoing persons pursuant to powers of attorney. Incorporated by reference to Exhibit (q) of Registrants registration statement 333-76407 filed on Edgar February 23, 2001.



                                                *By: /s/ Thomas Tays
                                                     -------------------
                                                         Thomas Tays
                                                         Attorney-in-Fact

                                  EXHIBIT LIST


   23(i)           Legal consent, D'Ancona & Pflaum
   23(j)           Auditor's consent, KPMG